1996 ANNUAL REPORT

IDS Discovery Fund
(prospectus enclosed)

(Icon of) Ship
The goal of IDS Discovery Fund, Inc. is long-term growth of capital. The Fund invests primarily in common stocks of small- and medium-size growth companies.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment policies, risks, sales changes, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

AMERICAN
EXPRESS
Financial
Advisors

Distributed by American Express Financial Advisors Inc.

PAGE 2
(Icon of) Ship

Your piece of the future

Glance through current business magazine and newspaper articles on the fastest-growing companies in America - and you'll find many of the stocks that Discovery Fund owns. The Fund seeks small to medium-size firms at the forefront of rapidly growing markets or industries. From high-tech companies in computer networking or biotechnology to firms that have found new ways to make, manage or market traditional products and services, these are the companies that are creating jobs and reshaping U.S. industry today.

Contents

(Icon of) One open book inside of another.

The purpose of this annual report is to tell investors how the Fund performed.

The prospectus, which is bound into the middle of this annual report, describes the Fund in detail.

1996 annual report

From the president                                4
From the portfolio manager                        4
Ten largest holdings                              6
Making the most of the Fund                       7
Long-term performance                             8
Independent auditor's report                      9
Financial statements                             10
Notes to financial statements                    13
Investments in securities                        24
IDS mutual funds                                 28
Federal income tax information                   31

1996 prospectus

The Fund in brief                                3p
Goal                                             3p
Investment policies and risks                    3p
Manager and distributor                          3p
Portfolio manager                                3p
Alternative purchase arrangements                3p

Sales charge and Fund expenses                   4p

Performance                                      6p
Financial highlights                             6p
Total returns                                    8p

Investment policies and risks                   10p
Facts about investments and their risks         11p
Alternative investment option                   15p
Valuing Fund shares                             15p

How to purchase, exchange or redeem shares      16p
Alternative purchase arrangements               16p
How to purchase shares                          19p
How to exchange shares                          22p
How to redeem shares                            23p
Reductions and waivers of the sales charge      28p

Special shareholder services                    32p
Services                                        32p
Quick telephone reference                       32p

PAGE 4
Distributions and taxes                         33p
Dividend and capital gain distributions         33p
Reinvestments                                   33p
Taxes                                           34p
How to determine the correct TIN                36p

How the Fund is organized                       37p
Shares                                          37p
Voting rights                                   38p
Shareholder meetings                            38p
Board members and officers                      39p
Investment manager                              41p
Administrator and transfer agent                42p
Distributor                                     43p

About American Express Financial Corporation    45p
General information                             45p

Appendix                                        46p
Description of derivative instruments           46p

(This annual report is not part of the prospectus.)

PAGE 5
To our shareholders

(Photo of William R. Pearce)
William R. Pearce
President of the Fund

(Photo of Kurt Winters)
Kurt Winters
Portfolio manager

From the president

The volatility in the stock market in recent months has put some investors, even experienced ones, on edge. Although no one can know exactly what will happen next, history tells us that ups and downs are intrinsic to stock investing.

But history also shows that changing strategies with every twist and turn of the market is an impractical and, worse yet, typically unproductive way to invest. What matters more, therefore, is how we react to market volatility.

If we take a long-term view and accept the downs with the ups, we improve our chances of success. For in the investment world, the race most often goes not to the swift, but to the persistent.

Along the way, of course, you'll still want to review your investment program to make sure it's on track to achieving your financial goals. Your American Express financial advisor will help you do just that, and I suggest you take advantage of his or her services on a regular basis.

(signature)
William R. Pearce)

From the portfolio manager

The past 12 months was an extremely volatile period for growth stocks, especially those of the technology-related companies that comprised much of IDS Discovery Fund's portfolio. Still, the Fund managed to provide a positive total return for the August 1995 through the July 1996 period. (Much of the Fund's return came in the form of a capital gain, which was paid to shareholders last December and reduced the Fund's net asset value by the same amount at that time.)

After turning in a spectacular, market-leading performance through the summer of 1995, technology stocks began to lose ground in the fall of the year. The drop was particularly punishing for this Fund because of its substantial exposure to technology stocks (as much as one-third of the portfolio at times).

'Small-caps' struggle to keep up with broad market

PAGE 6
The Fund's performance also was tempered early in the fiscal year by an emphasis on stocks of growth companies with small market capitalizations. (Market capitalization is derived by multiplying the price of the stock by the number of shares outstanding.) These "small-caps" not only lagged the often-stellar performance of larger stocks in 1995, they tended to fall farther when the broad market stumbled.

By late winter; however, the environment began to improve. Led mainly by its technology holdings, the Fund surged by approximately 20% from February through May. But the volatility wasn't over, as those stocks quickly went into a nose dive during July that erased much of the gain of the previous four months.

Portfolio repositioning

There were considerable changes behind the scenes as well during the fiscal year. At the outset in August 1995, the median market cap of stocks in the portfolio was about $400 million - at the low end of the small-cap scale. To improve liquidity and reduce volatility, the decision was made to bring the Fund's median market capitalization up to the high end of the small-cap scale. By period-end, the median market cap of our holdings was about $800 million. While this repositioning ultimately paid off, it was not done without cost. This was especially true for holdings among very small, less liquid stocks, which were often sold at discounted prices. From this point, I intend to keep the portfolio's median market cap below $1 billion.

Fund performance also was affected by investments in Russell 2000 future contracts, a type of derivative security whose value is linked to the value of that small-cap stock index. Overall, these contracts, which were closed out last spring, gave us positive results.

As the new fiscal year begins, I am maintaining an emphasis on stocks of companies that have products and services that enhance business productivity. While technology-related companies are certainly on that list, a diverse mix of industrial and service companies also figure prominently in the portfolio. Naturally, that won't take all the volatility out of small-company growth investing, but it should provide a combination of healthy appreciation potential with less volatility.

(signature)

Kurt Winters

PAGE 7
Class A
12-month performance
(All figures per share)
Net asset value (NAV)
__________________________
July 31, 1996       $10.73
__________________________
July 31, 1995       $13.16
__________________________
Decrease            $ 2.43
__________________________
Distributions
Aug. 1, 1995 - July 31, 1996
__________________________
From income         $ 0.09
__________________________
From capital gains  $ 2.74
__________________________
Total distributions $ 2.83
__________________________
Total return*         4.0%**
__________________________
Class B
12-month performance
__________________________
(All figures per share)

Net asset value (NAV)
__________________________
July 31, 1996       $10.63
__________________________
July 31, 1995       $13.12
__________________________
Decrease            $ 2.49
__________________________
Distributions
Aug. 1 1995 - July 31, 1996
__________________________
From income         $ 0.06
__________________________
From capital gains  $ 2.74
__________________________
Total distributions $ 2.80
__________________________
Total return*         3.2%**
__________________________

PAGE 8
Class Y
12-month performance
__________________________
(All figures per share)
Net asset value (NAV)
__________________________
July 31, 1996       $10.73
__________________________
July 31, 1995       $13.17
__________________________
Decrease            $ 2.44
__________________________
Distributions
Aug. 1, 1995 - July 31, 1996
__________________________
From income         $ 0.11
__________________________
From capital gains  $ 2.74
__________________________
Total distributions $ 2.85
__________________________
Total return*         4.2%**
__________________________
 *The prospectus discusses
  the effect of sales
  charges, if any, on the
  various classes.
**The total return is a
  hypothetical investment
  in the Fund with all
  distributions reinvested.
PAGE 9

The ten holdings listed here make up 23.31% of the Fund's net assets
____________________________________________________________________________________

                                                 Percent                Value
                                         (of Fund's net assets)(as of July 31, 1996)
____________________________________________________________________________________
OfficeMax                                        2.98                   23,187,500
The second-largest company in the office products industry. The company currently operates
345 office superstores in 39 states.

Progressive (Ohio)                               2.43                   18,937,500
An insurance holding company whose insurance subsidiaries write non-standard auto and specialty property/casualty insurance primarily through independent insurance agents.


Mutual Risk Management                           2.31                   17,937,500
Zero Coupon Cv with attached put
7.00% 2015
An international holding company.  Through its subsidiaries, the company provides risk management services related to the design and implementation of alternative insurance programs for clients

Tech Data                                        2.28                   17,700,000
The number three wholesale distributor of personal computers, peripherals, networking products and software.  The customer base consists of value-added resellers, corporate resellers and mass merchants.

Sybron                                           2.25                   17,500,000
A manufacturer of value-added products for the laboratory and professional orthodontic and dental markets in the United States and abroad.

Cardinal Health                                  2.23                   17,375,000
A wholesale distributor of pharmaceutical, surgical and hospital supplies and health and beauty aids.

Praxair                                          2.22                   17,268,750
Spun off from Union Carbide in 1992, Praxair is the largest producer of industrial gases in
North and South America, and also provides wear-resistant and corrosion-resistant coatings.

Boston Chicken                                   2.21                   17,225,000
Zero Coupon Cv with attached put
8.00% 2015
Operates and franchises food service stores that specialize in complete meals.  The company operates over 250 stores in 18 states.

Foundation Health                                2.21                   17,150,000
A managed care company with health maintenance organizations (HMO) in California, Florida and Colorado.

Millipore                                        2.19                   17,062,500
A leading supplier of filtration products used to analyze, purify and separate fluids.
/TABLE

PAGE 10
Making the most of the Fund

Average annual total return
(as of July 31, 1996)

             1 year    Since inception*     5 years      10 years
Class A      -1.16%          __  %          +9.00%         +9.76%
Class B      -1.76%        +11.28%            __ %           __ %
Class Y      +4.19%        +15.12%            __ %           __ %

*Inception date was March 20, 1995.

The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Figures for Class A and Class B reflect the effect of the maximum 5% sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Build your assets systematically

One of the best ways to invest in the Fund is by dollar-cost averaging - a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high.

This does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions, it can be an effective way to accumulate shares to meet your long-term goals.

How dollar-cost averaging works

Month       Amount      Per-share       Number of shares purchased
            invested    market price

Jan          $100          $20           5.00  XXXXX
Feb           100           18           5.56  XXXXXx
March         100           17           5.88  XXXXXx
April         100           15           6.67  XXXXXXx
May           100           16           6.25  XXXXXXx
June          100           18           5.56  XXXXXx
July          100           17           5.88  XXXXXx
Aug           100           19           5.26  XXXXXx
Sept          100           21           4.76  XXXXx
Oct           100           20           5.00  XXXXX

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more shares when the per share market price is low...

PAGE 11
(arrow in table pointing to September) and fewer shares when the per share market price is high.

You have paid an average price of only $17.91 per share over 10 months, while the average market price actually was $18.10.


The Fund's long-term performance

Three ways to benefit from a mutual fund:

o your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceeds losses
o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. And you potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

How your $10,000 has grown in IDS Discovery Fund



                                       S&P 500
                                       Stock Index

                                                         $25,391
                                                     Discovery Fund
                                                        Class A
                     Lipper Small Co.
$9,500               Growth Fund Index



'86    '87   '88   '89   '90   '91   '92   '93    '94    '95    '96

(The following three paragraphs appear in the margin next to the graph:)

Assumes: o    Holding period from 8/1/86 to 7/31/96
         o    Returns do not reflect taxes payable on distributions
         o Reinvestment of all income and capital gain distributions for the Fund, with a value of $12,031. Also see
"Performance" in the Fund's current prospectus.

The Standard & Poor's 500 Stock Index, an unmanaged list of larger stocks, is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which Discovery Fund invests.

PAGE 12
The Lipper Small Company Growth Fund Index includes 30 funds that are generally similar to Discovery Fund, although some funds in the index may have somewhat different investment policies or objectives.

Average annual total return
(as of July 31, 1996)

               1 year     Since inception*  5 years    10 years
Class A       - 1.16%            __%         +9.00%      +9.76%
Class B       - 1.76%        +11.28%          __  %        __ %
Class Y       + 4.19%        +15.12%          __  %        __ %
*Inception date was March 20, 1995.

On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the S&P 500 and the Lipper Small Company Growth Fund Index. In comparing Discovery Fund to the two indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5%, while such charges are not reflected in the performance of the indexes. If you were actually to buy either individual stocks or growth mutual funds, any sales charges that you pay would reduce your total return as well.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the deduction of the maximum 5% sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.
PAGE 13
Independent auditors' report

The board of directors and shareholders
IDS Discovery Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of IDS Discovery Fund, Inc. as of July 31, 1996, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended July 31, 1996, and the financial highlights for each of the years in the ten-year period ended July 31, 1996. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Discovery Fund, Inc. at July 31, 1996, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period ended July 31, 1996, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
September 6, 1996

PAGE 14

                          Financial statements

                          Statement of assets and liabilities
                          IDS Discovery Fund, Inc.
                          July 31, 1996
_____________________________________________________________________________________________________________
                          Assets
_____________________________________________________________________________________________________________
Investments in securities, at value (Note 1):
Investments in securities of unaffiliated issuers
   (identified cost $803,178,080)                                                               $779,135,108
Investments in securities of affiliated issuers
   (identified cost $7,862,127)                                                                    6,100,000
Receivable for investment securities sold                                                         30,322,138
Dividends and accrued interest receivable                                                            278,410
Receivable from AEFC                                                                                  16,550
_____________________________________________________________________________________________________________
Total assets                                                                                     815,852,206
_____________________________________________________________________________________________________________
                          Liabilities
_____________________________________________________________________________________________________________
Disbursements in excess of cash on demand deposit                                                  3,741,657
Payable for investment securities purchased                                                       30,756,787
Accrued distribution fee                                                                                 881
Accrued service fee                                                                                    3,455
Accrued transfer agency fee                                                                            3,969
Accrued administrative services fee                                                                    1,157
Other accrued expenses                                                                               120,813
Open option contracts written, at value
  (premium received $1,816,554)(Note 6)                                                            3,271,875
_____________________________________________________________________________________________________________

Total liabilities                                                                                 37,900,594
_____________________________________________________________________________________________________________
Net assets applicable to outstanding capital stock                                              $777,951,612
_____________________________________________________________________________________________________________

                          Represented by
_____________________________________________________________________________________________________________
Capital stock -- authorized 10,000,000,000 shares of $.01 par value                             $    725,588
Additional paid-in capital                                                                       694,704,919
Undistributed net investment income                                                                2,185,644
Accumulated net realized gain (Note 1)                                                           107,595,881
Unrealized depreciation of investments (Note 4)                                                  (27,260,420)
_____________________________________________________________________________________________________________

Total -- representing net assets applicable to outstanding capital stock                        $777,951,612
_____________________________________________________________________________________________________________
Net assets applicable to outstanding shares:             Class A                                $682,656,220
                                                         Class B                                $ 43,492,563
                                                         Class Y                                $ 51,802,829
Net asset value per share of outstanding capital stock:  Class A shares           63,641,887    $      10.73
                                                         Class B shares            4,091,263    $      10.63
                                                         Class Y shares            4,825,606    $      10.73
See accompanying notes to financial statements.
PAGE 15
                          Financial statements
                          Statement of operations
                          IDS Discovery Fund, Inc.
                          Year ended July 31, 1996
_____________________________________________________________________________________________________________

                          Investment income
_____________________________________________________________________________________________________________

Income:
Interest                                                                                        $  9,743,104
Dividends                                                                                          1,631,575
_____________________________________________________________________________________________________________

Total income                                                                                      11,374,679
_____________________________________________________________________________________________________________
Expenses (Note 2):
Investment management services fee                                                                 4,068,196
Distribution fee -- Class B                                                                          182,393
Transfer agency fee                                                                                1,414,949
Incremental transfer agency fee -- Class B                                                             4,597
Service fee
   Class A                                                                                         1,220,944
   Class B                                                                                            42,488
Administrative services fee                                                                          424,647
Compensation of board members                                                                         19,181
Compensation of officers                                                                               6,930
Custodian fees                                                                                       105,798
Postage                                                                                               81,456
Registration fees                                                                                    115,694
Reports to shareholders                                                                              135,174
Audit fees                                                                                            25,500
Administrative                                                                                         7,002
Other                                                                                                 11,165
_____________________________________________________________________________________________________________
Total expenses                                                                                     7,866,114
    Earnings credits on cash balances (Note 2)                                                        (8,092)
_____________________________________________________________________________________________________________
Total net expenses                                                                                 7,858,022
_____________________________________________________________________________________________________________
Investment income -- net                                                                           3,516,657
_____________________________________________________________________________________________________________
                          Realized and unrealized gain (loss) -- net
_____________________________________________________________________________________________________________
Net realized gain on security transactions                                                        95,308,347
Net realized gain on sale of affiliated issuers                                                    1,625,808
Net realized gain on closed stock index futures contracts (Note 4)                                16,116,887
Net realized gain on closed, exercised or expired option contracts written (Note 6)                7,940,821
_____________________________________________________________________________________________________________
Net realized gain on investments                                                                 120,991,863
Net change in unrealized appreciation or depreciation of investments                             (98,059,098)
_____________________________________________________________________________________________________________

Net gain on investments                                                                           22,932,765
_____________________________________________________________________________________________________________

Net increase in net assets resulting from operations                                             $26,449,422
_____________________________________________________________________________________________________________
See accompanying notes to financial statements.
/TABLE

PAGE 16

                          Financial statements

                          Statements of changes in net assets
                          IDS Discovery Fund, Inc.
                          Year ended July 31,
_____________________________________________________________________________________________________________

                          Operations and distributions                                 1996              1995
_____________________________________________________________________________________________________________
Investment income -- net                                                    $  3,516,657        $  3,967,370
Net realized gain on investments                                             120,991,863         142,003,421
Net change in unrealized appreciation or depreciation of investments         (98,059,098)         17,500,050
_____________________________________________________________________________________________________________

Net increase in net assets resulting from operations                          26,449,422         163,470,841
_____________________________________________________________________________________________________________

Distributions to shareholders from:
   Net investment income
      Class A                                                                 (4,817,749)                 --
      Class B                                                                   (109,553)                 --
      Class Y                                                                   (369,986)                 --
   Net realized gain
      Class A                                                               (141,682,931)         (1,459,261)
      Class B                                                                 (4,249,927)                 --
      Class Y                                                                 (9,128,279)                 --
_____________________________________________________________________________________________________________
Total distributions                                                         (160,358,425)         (1,459,261)
_____________________________________________________________________________________________________________

                          Capital share transactions (Note 5)
_____________________________________________________________________________________________________________

Proceeds from sales
   Class A shares (Note 2)                                                   423,969,758         319,261,555
   Class B shares                                                             39,614,584           9,122,076
   Class Y shares                                                             30,960,567          41,198,971
Reinvestment of distributions at net asset value
   Class A shares                                                            145,127,830           1,450,495
   Class B shares                                                              4,297,905                  --
   Class Y shares                                                              9,498,265                  --
Payments for redemptions
   Class A shares                                                           (495,135,942)       (269,336,702)
   Class B shares (Note 2)                                                    (5,520,898)            (84,493)
   Class Y shares                                                            (19,208,184)         (7,973,466)
_______________________________________________________________________________________________________________

Increase in net assets from capital share transactions                       133,603,885          93,638,436
_______________________________________________________________________________________________________________

Total increase (decrease) in net assets                                         (305,118)        255,650,016

Net assets at beginning of year                                              778,256,730         522,606,714
_______________________________________________________________________________________________________________

Net assets at end of year
  (including undistributed net investment income of
   $2,185,644 and $3,966,275)                                               $777,951,612        $778,256,730
_______________________________________________________________________________________________________________
See accompanying notes to financial statements.
/TABLE

PAGE 17
IDS Discovery Fund
Prospectus
Sept. 27, 1996


The goal of IDS Discovery Fund, Inc. is long-term growth of capital. The Fund invests primarily in common stocks of small- and medium-size growth companies.

This prospectus contains facts that can help you decide if the Fund is the right investment for you. Read it before you invest and keep it for future reference.

Additional facts about the Fund are in a Statement of Additional
Information (SAI), filed with the Securities and Exchange
Commission (SEC) and available for reference, along with other related materials, on the SEC Internet Web site
(http://www.sec.gov). The SAI, dated Sept. 27, 1996, is incorporated here by reference. For a free copy, contact American Express Shareholder Service.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY
INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN THE FUND INVOLVE INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

American Express Shareholder Service
P.O. Box 534
Minneapolis, MN
55440-0534
612-671-3733
TTY:  800-846-4852

PAGE 18
TABLE OF CONTENTS

The Fund in brief
        Goal
        Investment policies and risks
        Manager and distributor
        Portfolio manager
        Alternative purchase arrangements

Sales charge and Fund expenses

Performance
        Financial highlights
        Total Returns

Investment policies and risks
        Facts about investments and their risks
        Alternative investment option
        Valuing Fund shares

How to purchase, exchange or redeem shares
        Alternative purchase arrangements
        How to purchase shares
        How to exchange shares
        How to redeem shares
        Reductions and waivers of the sales charge

Special shareholder services
        Services
        Quick telephone reference

Distributions and taxes
        Dividend and capital gain distributions
        Reinvestments
        Taxes
        How to determine the correct TIN

How the Fund is organized
        Shares
        Voting rights
        Shareholder meetings
        Board members and officers
        Investment manager
        Administrator and transfer agent
        Distributor

About American Express Financial Corporation
        General information

Appendix
        Descriptions of derivative instruments

PAGE 19
The Fund in brief

Goal

IDS Discovery Fund (the Fund) seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving this goal cannot be guaranteed. Only shareholders can change the goal.

Investment policies and risks

The Fund is a diversified mutual fund that invests primarily in common stocks of small- and medium-size growth companies. Many are in businesses involving technological innovation or experiencing rapidly improving productivity.

Stocks of smaller, growing companies historically have provided higher returns to investors than stocks of larger, established companies. But their prices have fluctuated more. Therefore, the Fund is appropriate for long-term investors who are comfortable with a relatively high degree of price variability and investment risk.

Manager and distributor

The Fund is managed by American Express Financial Corporation
(AEFC), a provider of financial services since 1894. AEFC currently manages more than $51 billion in assets for the IDS MUTUAL FUND GROUP. Shares of the Fund are sold through American Express Financial Advisors Inc., a wholly owned subsidiary of AEFC.


Portfolio manager

Kurt Winters joined AEFC in 1987 and serves as portfolio manager.
He was appointed to manage this Fund in January 1995. From 1992 to 1995, he managed IDS Life Series Managed Portfolio.

Alternative purchase arrangements

The Fund offers its shares in three classes. Class A shares are subject to a sales charge at the time of purchase. Class B shares are subject to a contingent deferred sales charge (CDSC) on redemptions made within six years of purchase and an annual distribution (12b-1) fee. Class Y shares are sold without a sales charge to qualifying institutional investors.

PAGE 20
Sales charge and Fund expenses

Shareholder transaction expenses are incurred directly by an investor on the purchase or redemption of Fund shares. Fund operating expenses are paid out of Fund assets for each class of shares. Operating expenses are reflected in the Fund's daily share price and dividends, and are not charged directly to shareholder accounts.

Shareholder transaction expenses
                                       Class A   Class B   Class Y
Maximum sales charge on purchases*
(as a percentage of offering price).......5%        0%        0%
Maximum deferred sales charge
imposed on redemptions (as a
percentage of original purchase price)....0%        5%        0%

Annual Fund operating expenses
(% of average daily net assets):

                                       Class A   Class B   Class Y
Management fee**                       0.52%     0.52%     0.52%
12b-1 fee                              0.00%     0.75%     0.00%
Other expenses***                      0.48%     0.47%     0.29%
Total+                                  1.00%     1.74%     0.81%

*This charge may be reduced depending on your total investments in IDS funds. See "Reductions of the sales charge."

**Includes the impact of a performance fee that decreased the management fee by 0.09% in fiscal 1996.

***Other expenses include an administrative services fee, a shareholder services fee for Class A and Class B, a transfer agency fee and other non-advisory expenses.

+Expense ratio is based on total expenses of the Fund before reduction of earnings credit on cash balances.

Example: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:

                    1 year       3 years      5 years   10 years
Class A             $60          $80          $103      $167
Class B             $68          $95          $114      $186**
Class B*            $18          $55          $ 94      $186**
Class Y             $ 8          $26          $ 45      $101

PAGE 21
*Assuming Class B shares are not redeemed at the end of the period. **Based on conversion of Class B shares to Class A shares after eight years.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown. Because Class B pays annual distribution (12b-1) fees, long-term shareholders of Class B may indirectly pay an equivalent of more than a 6.25% sales charge, the maximum permitted by the National Association of Securities Dealers.

Performance

Financial highlights

                           The table below shows certain important financial information for evaluating the Fund's results.

                           Fiscal period ended July 31,
                           Per share income and capital changes*

                                               Class A
                           1996      1995      1994      1993      1992        1991       1990        1989        1988       1987

Net asset value,           $13.16    $10.33    $11.37    $9.87     $9.58       $9.05      $7.75       $6.69       $7.99      $7.63
beginning of period

Income from investment operations:
Net investment income         .06       .07      (.04)    (.02)     (.01)        .04        .14         .13         .11        .07
(loss)
Net gains (losses)            .34      2.79      (.52)    1.75      1.01        1.03       1.35         .98       (1.04)      1.21
(both realized
and unrealized)

Total from investment         .40      2.86      (.56)    1.73      1.00        1.07       1.49        1.11        (.93)      1.28
operations

Less distributions:
Dividends from net           (.09)       --        --       --      (.02)       (.11)      (.14)       (.05)       (.10)      (.07)

Investment income

Distributions from          (2.74)     (.03)     (.48)    (.23)     (.69)       (.43)      (.05)         --       (.27)       (.85)
realized gains

Total distributions         (2.83)     (.03)     (.48)    (.23)     (.71)       (.54)      (.19)       (.05)       (.37)      (.92)

Net asset value,           $10.73    $13.16    $10.33   $11.37     $9.87       $9.58      $9.05       $7.75       $6.69      $7.99
end of period

PAGE 22
Ratios/supplemental data
                                                               Class A
                             1996      1995      1994     1993      1992        1991       1990        1989        1988       1987

Net assets, end of period    $683      $730      $523     $445      $293        $207       $168        $167        $182       $257
(in millions)

Ratio of expenses to         1.00%      .99%      .97%    1.03%     1.04%        .98%       .76%        .66%        .63%       .67%
average daily net assets#

Ratio of net income           .46%      .59%     (.39%)   (.17%)    (.11%)       .40%      1.51%       1.86%       1.49%       .71%
to average daily net assets

Portfolio turnover rate       179%      192%       67%      76%       90%         95%        76%        109%         61%        33%
(excluding short-term
securities)

Total return++                4.0%     27.6%     (5.5%)   17.5%      9.9%       13.4%      19.8%       16.7%      (10.9%)     16.8%

                    *For a share outstanding throughout the period. Rounded to the nearest cent.
                    +Total return does not reflect payment of a sales charge.
                    #Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credit on cash balances.
/TABLE

PAGE 23

Financial highlights

                           The table below shows certain important financial information for evaluating the Fund's results.

                           Fiscal period ended July 31,
                           Per share income and capital changes*

                               Class B                 Class Y
                           1996     1995**        1996      1995**
Net asset value,           $13.12    $11.31         $13.17   $11.31
beginning of period
                           Income from investment operations:
Net investment income          --       .01            .07      .07

Net gains (losses)            .31      1.80            .34     1.80
(both realized
and unrealized)

Total from investment         .31       .81            .41     1.86
operations
                           Less distributions:
Dividends from net           (.06)       --           (.11)      --
investment income

Distributions from          (2.74)       --          (2.74)      --
realized gains

Total distributions         (2.80)       --          (2.85)      --

Net asset value,           $10.63    $13.12         $10.73   $13.17
end of period
                           Ratios/supplemental data
                                Class B                 Class Y
                           1996        1995**         1996     1995**

Net assets, end of period     $43       $10            $52      $39
(in millions)

Ratio of expenses to         1.74%     1.95%+          .81%     .93%+
average daily net assets#

Ratio of net income          (.10%)     .44%+          .61%    1.51%+
to average daily net assets

Portfolio turnover rate       179%      192%           179%     192%
(excluding short-term
securities)

Total return++                3.2%     16.0%           4.2%    16.4%

                    *For a share outstanding throughout the period.  Rounded to the nearest cent.
                   **Inception date was March 20, 1995 for Class B and Class Y. Significant shareholder activity began
                     March 21, 1995 for Class B and March 28, 1995 for Class Y.
                    +Adjusted to an annual basis.
                   ++Total return does not reflect payment of a sales charge.
                    #Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credit on cash balances.

PAGE 24
The information in these tables has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

Total returns

Total return is the sum of all of your returns for a given period, assuming you reinvest all distributions. It is calculated by taking the total value of shares you own at the end of the period (including shares acquired by reinvestment), less the price of shares you purchased at the beginning of the period.

Average annual total return is the annually compounded rate of return over a given time period (usually two or more years). It is the total return for the period converted to an equivalent annual figure.

Average annual total returns as of July 31, 1996

Purchase       1 year  Since      5 years  10 years
made           ago     inception  ago      ago
Discovery:
  Class A      -1.16%      -- %    +9.00%    +9.76%
  Class B*     -1.76%   +11.28%      -- %      -- %
  Class Y*     +4.19%   +15.12%      -- %      -- %

S&P 500       +16.39%   +22.88%   +13.61%   +13.94%

Lipper Small
Co. Growth
Fund Index     +9.33%   +18.54%   +15.20%   +11.74%

*Inception date was March 20, 1995.

Cumulative total returns as of July 31, 1996

Purchase       1 year  Since      5 years  10 years
made           ago     inception  ago      ago
Discovery:
  Class A      -1.16%      -- %   +53.92%  +153.91%
  Class B*     -1.76%   +15.72%      -- %      -- %
  Class Y*     +4.19%   +21.23%      -- %      -- %

S&P 500       +16.39%   +31.72%   +89.30%  +268.84%

Lipper Small
Co. Growth
Fund Index     +9.33%   +26.61%  +102.90%  +203.39%

*Inception date was March 20, 1995.

PAGE 25
These examples show total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to those of popular indexes for the same periods. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees. March 20, 1995 was the inception date for Class B and Class Y. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges although not for other differences in expenses.

For purposes of calculation, information about the Fund assumes:
o       a sales charge of 5% for Class A shares
o redemption at the end of the period and deduction of the applicable contingent deferred sales charge for Class B shares
o       no sales charge for Class Y shares
o no adjustments for taxes an investor may have paid on the reinvested income and capital gains
o a period of widely fluctuating securities prices. Returns shown should not be considered a representation of the Fund's future performance.

Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which the Fund invests. The index reflects reinvestment of all distributions and changes in market prices, but exclude brokerage commissions or other fees.

Lipper Small Company Growth Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Investment policies and risks

The Fund invests primarily in common stocks of U.S. and foreign small- and medium-size growth companies. Many of these companies emphasize technological innovation or productivity improvements.

The Fund invests in common stock and debt securities of large, well-established companies when the portfolio manager believes such investments offer the best opportunity for capital growth. The Fund also may invest in debt securities, derivative instruments and money market instruments.

PAGE 26
The various types of investments the portfolio manager uses to achieve investment performance are described in more detail in the next section and in the SAI.

Facts about investments and their risks

Common stocks: Stock prices are subject to market fluctuations. Stocks of smaller companies may be subject to more abrupt or erratic price movements than stocks of larger, established companies or the stock market as a whole. Also, small companies often have limited product lines, smaller markets or fewer financial resources. Therefore, some of the securities in which the Fund invests involve substantial risk and may be considered speculative.

Debt securities: The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of bonds also fluctuates if the credit rating is upgraded or downgraded. The price of bonds below investment grade may react more to the ability of the issuing company to pay interest and principal when due. These bonds have greater price fluctuations and are more likely to experience a default. The Fund will not invest more than 5% of its net assets in bonds below investment grade. Securities that are subsequently downgraded in quality may continue to be held by the Fund and will be sold only when the Fund's investment manager believes it is advantageous to do so.

Foreign investments: Securities of foreign companies and governments may be traded in the United States, but often they are traded only on foreign markets. Frequently, there is less information about foreign companies and less government supervision of foreign markets. Foreign investments are subject to political and economic risks of the countries in which the investments are made, including the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions that might affect an investment adversely. If an investment is made in a foreign market, the local currency may be purchased using a forward contract in which the price of the foreign currency in U.S. dollars is established on the date the trade is made, but delivery of the currency is not made until the securities are received. As long as the Fund holds foreign currencies or securities valued in foreign currencies, the value of those assets will be affected by changes in the value of the currencies relative to the U.S. dollar. PAGE 27
Because of the limited trading volume in some foreign markets, efforts to buy or sell a security may change the price of the security, and it may be difficult to complete the transaction. The Fund may invest up to 25% of its total assets in foreign investments.

Derivative instruments: The portfolio manager may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow the portfolio manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties and inability to close such instruments. The Fund will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment policies. The Fund will designate cash or appropriate liquid assets to cover its portfolio obligations. No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. This does not, however, limit the portion of the fund's assets at risk to 5%. The Fund is not limited as to the percentage of its assets that may be invested in permissible investments, including derivatives, except as otherwise explicitly provided in this prospectus or the SAI. For descriptions of these and other types of derivative instruments, see the Appendix to this prospectus and the SAI.

Securities and other instruments that are illiquid: A security or other instrument is illiquid if it cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations.

PAGE 28
All securities and other instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. The portfolio manager will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

Money market instruments: Short-term debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Generally less than 25% of the Fund's total assets are in these money market instruments. However, for temporary defensive purposes these investments could exceed that amount for a limited period of time.

The investment policies described above may be changed by the board.

Lending portfolio securities: The Fund may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of the Fund's net assets.

Alternative investment option

In the future, the board of the Fund may determine for operating efficiencies to use a master/feeder structure. Under that structure, the Fund's assets would be invested in an investment company with the same goal as the Fund, rather than invested directly in a portfolio of securities.

Valuing Fund shares

The public offering price is the net asset value (NAV) adjusted for the sales charge for Class A. It is the NAV for Class B and Class Y.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open).

To establish the net assets, all securities are valued as of the close of each business day. In valuing assets:

o Securities (except bonds) and assets with available market values are valued on that basis.

PAGE 29
o Securities maturing in 60 days or less are valued at amortized cost.

o Bonds and assets without readily available market values are valued according to methods selected in good faith by the board.

How to purchase, exchange or redeem shares

Alternative purchase arrangements

The Fund offers three different classes of shares - Class A, Class B and Class Y. The primary differences among the classes are in the sales charge structures and in their ongoing expenses. These differences are summarized in the table below. You may choose the class that best suits your circumstances and objectives.

              Sales charge and
              distribution
              (12b-1) fee                 Service fee          Other information

Class A       Maximum initial             0.175% of average    Initial sales charge
              sales charge of             daily net assets     waived or reduced
              5%; no 12b-1 fee                                 for certain purchases

Class B       No initial sales            0.175% of average    Shares convert to
              charge; maximum CDSC        daily net assets     Class A after eight
              of 5% declines to 0%                             years; CDSC waived in
              after six years; 12b-1                           certain circumstances
              fee of 0.75% of average
              daily net assets

Class Y       None                        None                 Available only to
                                                               certain qualifying
                                                               institutional
                                                               investors

Conversion of Class B shares to Class A shares - Eight calendar years after Class B shares were originally purchased, Class B shares will convert to Class A shares and will no longer be subject to a distribution fee. The conversion will be on the basis of relative net asset values of the two classes, without the imposition of any sales charge. Class B shares purchased through reinvested dividends and distributions will convert to Class A shares in a pro rata portion as the Class B shares purchased other than through reinvestment.

Considerations in determining whether to purchase Class A or Class B shares - You should consider the information below in determining whether to purchase Class A or Class B shares. The sales charges and distribution fee (included in "Ongoing expenses") are structured so that you will have approximately the same total return at the end of eight years regardless of which class you chose.

PAGE 30
                          Sales charges on purchase or redemption

If you purchase Class A                   If you purchase Class B
shares                                    shares

o You will not have all                   o All of your money is
of your purchase price                    invested in shares of
invested.  Part of your                   stock.  However, you will
purchase price will go                    pay a sales charge if you
to pay the sales charge.                  redeem your shares within
You will not pay a sales                  six years of purchase.
charge when you redeem
your shares.

o You will be able to                     o No reductions of the
take advantage of                         sales charge are
reductions in the sales                   available for large
charge.                                   purchases.

If your investments in IDS funds that are subject to a sales charge total $250,000 or more, you are better off paying the reduced sales charge in Class A than paying the higher fees in Class B. If you qualify for a waiver of the sales charge, you should purchase Class A shares.

                         Ongoing expenses

If you purchase Class A                   If you purchase Class B
shares                                    shares

o Your shares will have                   o The distribution and
a lower expense ratio                      transfer agency fees for
than Class B shares                        Class B will cause your
because Class A does not                   shares to have a higher
pay a distribution fee                     expense ratio and to pay
and the transfer agency                    lower dividends than
fee for Class A is lower                   Class A shares.  After
than the fee for Class B.                  eight years, Class B
As a result, Class A shares                shares will convert to
will pay higher dividends                  Class A shares and will
than Class B shares.                       no longer be subject to
                                           higher fees.

You should consider how long you plan to hold your shares and whether the accumulated higher fees and CDSC on Class B shares prior to conversion would be less than the initial sales charge on Class A shares. Also consider to what extent the difference would be offset by the lower expenses on Class A shares. To help you in this analysis, the example in the "Sales charge and Fund expenses" section of the prospectus illustrates the charges applicable to each class of shares.

PAGE 31
Class Y shares - Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to either a service fee or a distribution fee. The following investors are eligible to purchase Class Y shares:

         o Qualified employee benefit plans* if the plan:
           - uses a daily transfer recordkeeping service offering participants daily access to IDS funds and has
           - at least $10 million in plan assets or
           - 500 or more participants; or
         - does not use daily transfer recordkeeping and has
           - at least $3 million invested in funds of the IDS
             MUTUAL FUND GROUP or
           - 500 or more participants.

        o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These must have at least $10 million invested in funds of the IDS MUTUAL FUND GROUP.

        o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

* Eligibility must be determined in advance by American Express
Financial Advisors.  To do so, contact your financial advisor.

How to purchase shares

If you're investing in this Fund for the first time, you'll need to set up an account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

Important: When opening an account, you must provide AEFC with your correct Taxpayer Identification Number (Social Security or
Employer Identification number).  See "Distributions and taxes."

When you purchase shares for a new or existing account, the price you pay per share is determined at the close of business on the day your investment is received and accepted at the Minneapolis headquarters.

Purchase policies:

o Investments must be received and accepted in the Minneapolis headquarters on a business day before 3 p.m. Central time to be included in your account that day and to receive that day's share price. Otherwise, your purchase will be processed the next business day and you will pay the next day's share price.

o The minimums allowed for investment may change from time to time.

PAGE 32
o Wire orders can be accepted only on days when your bank, AEFC, the Fund and Norwest Bank Minneapolis are open for business.

o Wire purchases are completed when wired payment is received and the Fund accepts the purchase.

o AEFC and the Fund are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.

o       You must pay any fee the bank charges for wiring.

o The Fund reserves the right to reject any application for any reason.

o If your application does not specify which class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

                                   Three ways to invest
1
By regular account      Send your check and application         Minimum amounts
                        (or your name and account number        Initial investment: $2,000
                        if you have an established account)     Additional
                        to:                                             investments:        $  100
                        American Express Financial Advisors Inc.Account balances:   $  300*
                        P.O. Box 74                                     Qualified retirement
                        Minneapolis, MN  55440-0074             accounts:             none

                        Your financial advisor will help
                        you with this process.

2
By scheduled            Contact your financial advisor          Minimum amounts
investment plan to set up one of the following          Initial investment: $100
                        scheduled plans:                                Additional
                                                                        investments:        $100/mo.
                        o  automatic payroll deduction          Account balances:   none
                                                                        (on active plans of
                        o  bank authorization                   monthly payments)

                        o  direct deposit of
                           Social Security check

                        o  other plan approved by the Fund

3
By wire         If you have an established account,     If this information is not
                        you may wire money to:                  included, the order may be
                                                                        rejected and all money
                        Norwest Bank Minneapolis                received by the Fund, less
                        Routing No. 091000019                   any costs the Fund or AEFC
                        Minneapolis, MN                         incurs, will be returned
                        Attn:   Domestic Wire Dept.                     promptly.

                        Give these instructions:                Minimum amounts
                        Credit IDS Account #00-30-015           Each wire investment: $1,000
                        for personal account # (your
                        account number) for (your name).

*If your account balance falls below $300, you will be asked in writing to bring it up to $300 or establish a scheduled investment plan.  If you don't do so within 30 days, your shares can be redeemed and the proceeds mailed to you.
/TABLE

PAGE 33
How to exchange shares

You can exchange your shares of the Fund at no charge for shares of the same class of any other publicly offered fund in the IDS MUTUAL FUND GROUP available in your state. Exchanges into IDS Tax-Free Money Fund must be made from Class A shares. For complete information, including fees and expenses, read the prospectus carefully before exchanging into a new fund.

If your exchange request arrives at the Minneapolis headquarters before the close of business, your shares will be redeemed at the net asset value set for that day. The proceeds will be used to purchase new fund shares the same day. Otherwise, your exchange will take place the next business day at that day's net asset value.

For tax purposes, an exchange represents a redemption and purchase and may result in a gain or loss. However, you cannot create a tax loss (or reduce a taxable gain) by exchanging from the Fund within 91 days of your purchase. For further explanation, see the SAI.

How to redeem shares

You can redeem your shares at any time.  American Express
Shareholder Service will mail payment within seven days after receiving your request.

When you redeem shares, the amount you receive may be more or less than the amount you invested. Your shares will be redeemed at net asset value, minus any applicable sales charge, at the close of business on the day your request is accepted at the Minneapolis headquarters. If your request arrives after the close of business, the price per share will be the net asset value, minus any applicable sales charge, at the close of business on the next business day.

A redemption is a taxable transaction. If your proceeds from your redemption are more or less than the cost of your shares, you will have a gain or loss, which can affect your tax liability.
Redeeming shares held in an IRA or qualified retirement account may subject you to certain federal taxes, penalties and reporting requirements. Consult your tax advisor.

                  Two ways to request an exchange or redemption of shares
1
By letter                               Include in your letter:
                                o  the name of the fund(s)
                                        o  the class of shares to be exchanged or redeemed
                                        o  your account number(s) (for exchanges, both funds must be registered in the same ownership)
                                        o  your Taxpayer Identification Number (TIN)
                                        o  the dollar amount or number of shares you want to exchange or redeem
                                        o  signature of all registered account owners
                                        o  for redemptions, indicate how you want your money delivered to you
                                        o  any paper certificates of shares you hold

PAGE 34
                                        Regular mail:
                                                American Express Shareholder Service
                                                Attn:  Redemptions
                                                P.O. Box 534
                                                Minneapolis, MN  55440-0534

                                        Express mail:
                                                American Express Shareholder Service
                                                Attn:  Redemptions
                                                733 Marquette Ave.
                                                Minneapolis, MN  55402

2
By phone
American Express Telephone              o  The Fund and AEFC will honor any telephone exchange or redemption request believed to be
Transaction Service:            authentic and will use reasonable procedures to confirm that they are.  This includes
800-437-3133 or                 asking identifying questions and tape recording calls.  If reasonable
612-671-3800                            procedures are not followed, the Fund or AEFC will be liable for any loss resulting from fraudulent requests.
                                        o  Phone exchange and redemption privileges automatically apply to all accounts except
                                        custodial, corporate or qualified retirement accounts unless you request these privileges
                                        NOT apply by writing American Express Shareholder Service.  Each registered owner must sign
                                        the request.
                                        o  AEFC answers phone requests promptly, but you may experience delays when call volume is
                                        high.  If you are unable to get through, use mail procedure as an alternative.
                                        o  Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.
                                        o  Phone privileges may be modified or discontinued at any time.

                                        Minimum amount
                                        Redemption:     $100

                                        Maximum amount
                                        Redemption:  $50,000

Exchange policies:

o You may make up to three exchanges within any 30-day period, with each limited to $300,000. These limits do not apply to scheduled exchange programs and certain employee benefit plans or other arrangements through which one shareholder represents the interests of several. Exceptions may be allowed with pre-approval of the Fund.

o Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o  Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is obtained from the secured party.

PAGE 35
o AEFC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

Redemption policies:

o A "change of mind" option allows you to change your mind after requesting a redemption and to use all or part of the proceeds to purchase new shares in the same account from which you redeemed.
If you reinvest in Class A, you will purchase the new shares at net asset value rather than the offering price on the date of a new purchase. If you reinvest in Class B, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 30 days of the date your redemption request was received. Include your account number and mention this option. This privilege may be limited or withdrawn at any time, and it may have tax consequences.

o A telephone redemption request will not be allowed within 30 days of a phoned-in address change.

Important: If you request a redemption of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before a check is mailed to you. (A check may be mailed earlier if your bank provides evidence satisfactory to the Fund and AEFC that your check has cleared.)

                   Three ways to receive payment when you redeem shares
1
By regular or express mail                              o  Mailed to the address on record.
                                                        o  Payable to names listed on the account.

                                                           NOTE:  The express mail delivery charges
                                                           you pay will vary depending on the
                                                           courier you select.

2
By wire                                         o  Minimum wire redemption:  $1,000.
                                                        o  Request that money be wired to your bank.
                                                        o  Bank account must be in the same
                                                           ownership as the IDS fund account.

                                                           NOTE:  Pre-authorization required.  For
                                                           instructions, contact your financial
                                                           advisor or American Express Shareholder Service.

3
By scheduled payout plan                        o  Minimum payment:  $50.
                                                        o  Contact your financial advisor or American Express
                                                           Shareholder Service to set up regular
                                                           payments to you on a monthly, bimonthly,
                                                           quarterly, semiannual or annual basis.
                                                        o  Purchasing new shares while under a payout
                                                           plan may be disadvantageous because of
                                                           the sales charges.
/TABLE

PAGE 36
Reductions and waivers of the sales charge
Class A - initial sales charge alternative

On purchases of Class A shares, you pay a 5% sales charge on the first $50,000 of your total investment and less on investments after the first $50,000:

Total investment         Sales charge as a
                         percent of:*

                         Public    Net
                         offering  amount
                         price     invested

Up to $50,000             5.0%       5.26%
Next $50,000              4.5        4.71
Next $400,000             3.8        3.95
Next $500,000             2.0        2.04
$1,000,000 or more        0.0        0.00

* To calculate the actual sales charge on an investment greater than $50,000 and less than $1,000,000, amounts for each applicable increment must be totaled. See the SAI.

Reductions of the sales charge on Class A shares

Your sales charge may be reduced, depending on the totals of:

o  the amount you are investing in this Fund now,

o  the amount of your existing investment in this Fund, if any, and

o the amount you and your primary household group are investing or have in other funds in the IDS MUTUAL FUND GROUP that carry a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.)

Other policies that affect your sales charge:

o  IDS Tax-Free Money Fund and Class A shares of IDS Cash
Management Fund do not carry sales charges. However, you may count investments in these funds if you acquired shares in them by exchanging shares from IDS funds that carry sales charges.

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for all shares purchased through that plan.

PAGE 37
o If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent.

For more details, see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o Current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses and unmarried children under 21.

o Current or retired American Express financial advisors, their spouses and unmarried children under 21.

o Qualified employee benefit plans* using a daily transfer recordkeeping system offering participants daily access to IDS funds.

(Participants in certain qualified plans for which the initial sales charge is waived may be subject to a deferred sales charge of up to 4% on certain redemptions. For more information, see the SAI.)

o Shareholders who have at least $1 million invested in funds of the IDS MUTUAL FUND GROUP. If the investment is redeemed in the first year after purchase, a CDSC of 1% will be charged on the redemption.

o Purchases made within 30 days after a redemption of shares (up to the amount redeemed):
   - of a product distributed by American Express Financial Advisors in a qualified plan subject to a deferred sales charge or
   - in a qualified plan where American Express Trust Company has a recordkeeping, trustee, investment management or investment servicing relationship.

Send the Fund a written request along with your payment, indicating the amount of the redemption and the date on which it occurred.

o Purchases made with dividend or capital gain distributions from another fund in the IDS MUTUAL FUND GROUP that has a sales charge.

o  Purchases made through American Express Strategic Portfolio
Service (total amount of all investments made in the Strategic
Portfolio Service must be at least $50,000).

o  Purchases made under the University of Texas System ORP.

*Eligibility must be determined in advance by American Express
Financial Advisors.  To do so, contact your financial advisor.

PAGE 38
Class B - contingent deferred sales charge alternative

Where a CDSC is imposed on a redemption, it is based on the amount of the redemption and the number of calendar years, including the year of purchase, between purchase and redemption. The following table shows the declining scale of percentages that apply to redemptions during each year after a purchase:

If a redemption is                  The percentage rate
made during the                     for the CDSC is:

First year                                5%
Second year                               4%
Third year                                4%
Fourth year                               3%
Fifth year                                2%
Sixth year                                1%
Seventh year                              0%

If the amount you are redeeming reduces the current net asset value of your investment in Class B shares below the total dollar amount of all your purchase payments during the last six years (including the year in which your redemption is made), the CDSC is based on the lower of the redeemed purchase payments or market value.

The following example illustrates how the CDSC is applied. Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividend and capital gain distributions. You could redeem any amount up to $2,000 without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you redeemed $2,500, the CDSC would apply only to the $500 that represented part of your original purchase price. The CDSC rate would be 4% because a redemption after 15 months would take place during the second year after purchase.

Because the CDSC is imposed only on redemptions that reduce the total of your purchase payments, you never have to pay a CDSC on any amount you redeem that represents appreciation in the value of your shares, income earned by your shares or capital gains. In addition, when determining the rate of any CDSC, your redemption will be made from the oldest purchase payment you made. Of course, once a purchase payment is considered to have been redeemed, the next amount redeemed is the next oldest purchase payment. By redeeming the oldest purchase payments first, lower CDSCs are imposed than would otherwise be the case.

Waivers of the contingent deferred sales charge

The CDSC on Class B shares will be waived on redemptions of shares:

o In the event of the shareholder's death,
o Purchased by any board member, officer or employee of a fund or AEFC or its subsidiaries,
PAGE 39
o Held in a trusteed employee benefit plan,
o Held in IRAs or certain qualified plans for which American
Express Trust Company acts as custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:
        - at least 59-1/2 years old, and
        - taking a retirement distribution (if the redemption is part of a transfer to an IRA or qualified plan in a product distributed by American Express Financial Advisors, or a custodian-to-custodian transfer to a product not distributed by American Express Financial Advisors, the CDSC will not be waived), or
        - redeeming under an approved substantially equal periodic payment arrangement.

For investors in Class A shares who have over $1 million invested in one year, the 1% CDSC on redemption of those shares will be waived in the same circumstances described for Class B.

Special shareholder services

Services

To help you track and evaluate the performance of your investments, AEFC provides these services:

Quarterly statements listing all of your holdings and transactions during the previous three months.

Yearly tax statements featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information - which simplifies tax calculations.

A personalized mutual fund progress report detailing returns on your initial investment and cash-flow activity in your account. It calculates a total return to reflect your individual history in owning Fund shares. This report is available from your financial advisor.

Quick telephone reference

American Express Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements
National/Minnesota:   800-437-3133
Mpls./St. Paul area:  671-3800

American Express Shareholder Service
Fund performance, objectives and account inquiries
612-671-3733

TTY Service
For the hearing impaired
800-846-4852

PAGE 40
American Express Infoline
Automated account information (TouchToneR phones only), including current Fund prices and performance, account values and recent account transactions
National/Minnesota:   800-272-4445
Mpls./St. Paul area:  671-1630

Distributions and taxes

As a shareholder you are entitled to your share of the Fund's net income and any net gains realized on its investments. The Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences you should know about.

Dividend and capital gain distributions

The Fund's net investment income from dividends and interest is distributed to you by the end of the calendar year as dividends. Short-term capital gains are distributed at the end of the calendar year and are included in net investment income. Long-term capital gains are realized whenever a security held for more than one year is sold for a higher price than was paid for it. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as capital gain distributions. Before they're distributed, both net investment income and net long-term capital gains are included in the value of each share. After they're distributed, the value of each share drops by the per-share amount of the distribution. (If your distributions are reinvested, the total value of your holdings will not change.)

Dividends for each class will be calculated at the same time, in the same manner and will be the same amount prior to deduction of expenses. Expenses attributable solely to a class of shares will be paid exclusively by that class. Class B shareholders will receive lower per share dividends than Class A and Class Y shareholders because expenses for Class B are higher than for Class A or Class Y. Class A shareholders will receive lower per share dividends than Class Y shareholders because expenses for Class A are higher than for Class Y.

Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o you request the Fund in writing or by phone to pay distributions to you in cash, or

o you direct the Fund to invest your distributions in any publicly available IDS fund for which you've previously opened an account. You pay no sales charge on shares purchased through reinvestment from this Fund into any IDS fund.

PAGE 41
The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)

If you choose cash distributions, you will receive only those declared after your request has been processed.

If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares.

Taxes

Distributions are subject to federal income tax and also may be subject to state and local taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Buying a dividend creates a tax liability. This means buying shares shortly before a net investment income or a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be either short term (for shares held for one year or less) or long term (for shares held for more than one year).

Your Taxpayer Identification Number (TIN) is important. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account at AEFC.

If you don't provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o       a $50 penalty for each failure to supply your correct TIN
o a civil penalty of $500 if you make a false statement that results in no backup withholding
o       criminal penalties for falsifying information

PAGE 42
You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

How to determine the correct TIN
                                                        Use the Social Security
                                                        or
For this type of account:                       Employer Identification number
                                                of:

Individual or joint account                     The individual or individuals
                                                listed on the account

Custodian account of a minor                    The minor
(Uniform Gifts/Transfers to
Minors Act)

A living trust                                  The grantor-trustee (the person
                                                who puts the money into the
                                                trust)

An irrevocable trust, pension                   The legal entity (not the
trust or estate                                 personal representative or
                                                trustee, unless no legal entity
                                                is designated in the account
                                                title)

Sole proprietorship                             The owner

Partnership                                     The partnership

Corporate                                       The corporation

Association, club or                            The organization
tax-exempt organization

For details on TIN requirements, ask your financial advisor or local American Express Financial Advisors office for federal Form
W-9, "Request for Taxpayer Identification Number and
Certification."

Important: This information is a brief and selective summary of certain federal tax rules that apply to this Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

How the Fund is organized

The Fund is a diversified, open-end management investment company, as defined in the Investment Company Act of 1940. Originally incorporated on April 29, 1981 in Nevada, the Fund changed its state of incorporation on June 13, 1986 by merging into a Minnesota corporation incorporated on April 7, 1986. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

PAGE 43
Shares

The Fund is owned by its shareholders. The Fund issues shares in three classes - Class A, Class B and Class Y. Each class has different sales arrangements and bears different expenses. Each class represents interests in the assets of the Fund. Par value is one cent per share. Both full and fractional shares can be issued.

The Fund no longer issues stock certificates.

Voting rights

As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Fund have cumulative voting rights. Each class has exclusive voting rights with respect to the provisions of the Fund's distribution plan that pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

Shareholder meetings

The Fund does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the outstanding shares, to elect or remove board members.

Board members and officers

Shareholders elect a board that oversees the operations of the Fund and chooses its officers. Its officers are responsible for day-to-day business decisions based on policies set by the board. The board has named an executive committee that has authority to act on its behalf between meetings. The board members serve on the boards of all 41 of the funds in the IDS MUTUAL FUND GROUP, except for Mr. Dudley, who is a board member of all 32 publicly offered funds.

Board members and officers of the Fund

President and interested board member

William R. Pearce
President of all funds in the IDS MUTUAL FUND GROUP.

Independent board members

Lynne V. Cheney
Distinguished fellow, American Enterprise Institute for Public
Policy Research.

Robert F. Froehlke
Former president of all funds in the IDS MUTUAL FUND GROUP.

PAGE 44
Heinz F. Hutter
Former president and chief operating officer, Cargill, Inc.

Anne P. Jones
Attorney and telecommunications consultant.

Melvin R. Laird
Senior counsellor for national and international affairs, The
Reader's Digest Association, Inc.

Edson W. Spencer
Former chairman and chief executive officer, Honeywell, Inc.

Wheelock Whitney
Chairman, Whitney Management Company.

C. Angus Wurtele
Chairman of the board, The Valspar Corporation.

Interested board members who are officers and/or employees of AEFC

William H. Dudley
Executive vice president, AEFC.

David R. Hubers
President and chief executive officer, AEFC.

John R. Thomas
Senior vice president, AEFC.

Officers who also are officers and/or employees of AEFC

Peter J. Anderson
Vice president of all funds in the IDS MUTUAL FUND GROUP.

Melinda S. Urion
Treasurer of all funds in the IDS MUTUAL FUND GROUP.

Other officer

Leslie L. Ogg
Vice president, general counsel and secretary of all funds in the IDS MUTUAL FUND GROUP.

Refer to the SAI for the board members' and officers' biographies.

PAGE 45
Investment manager

The Fund pays AEFC for managing its assets.  Under its Investment
Management Services Agreement, AEFC is paid a fee for these services based on the average daily net assets of the Fund, as follows:

     Assets          Annual rate
     (billions)      at each asset level

     First $0.25     0.640%
     Next   0.25     0.615
     Next   0.25     0.590
     Next   0.25     0.565
     Next   1.0      0.540
     Over   2.0      0.515

This fee may be increased or decreased by a performance adjustment based on a comparison of performance of Class A shares of the Fund to the Lipper Small Company Growth Fund Index. The maximum adjustment is 0.12% of the Fund's average daily net assets on an annual basis.

For the fiscal year ended July 31, 1996, the Fund paid AEFC a total investment management fee of 0.52% of its average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses.

Administrator and transfer agent

The Fund pays AEFC for shareholder accounting and transfer agent services under two agreements. The first, the Administrative Services Agreement, has a declining annual rate beginning at 0.06% and decreasing to 0.035% as assets increase. The second, the Transfer Agency Agreement, has an annual fee per shareholder account as follows:

        o   Class A   $15
        o   Class B   $16
        o   Class Y   $15

Distributor

The Fund has an exclusive distribution agreement with American Express Financial Advisors, a wholly owned subsidiary of AEFC. Financial advisors representing American Express Financial Advisors provide information to investors about individual investment programs, the Fund and its operations, new account applications, and exchange and redemption requests. The cost of these services is paid partially by the Fund's sales charges.

PAGE 46
Persons who buy Class A shares pay a sales charge at the time of purchase. Persons who buy Class B shares are subject to a contingent deferred sales charge on a redemption in the first six years and pay an asset-based sales charge (also known as a 12b-1 plan) of 0.75% of the Fund's average daily net assets. Class Y shares are sold without a sales charge and without an asset-based sales charge.

Financial advisors may receive different compensation for selling Class A, Class B and Class Y shares. Portions of the sales charge also may be paid to securities dealers who have sold the Fund's shares or to banks and other financial institutions. The amounts of those payments range from 0.8% to 4% of the Fund's offering price depending on the monthly sales volume.

Under a Shareholder Service Agreement, the Fund also pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

Total expenses paid by the Fund's Class A shares for the fiscal year ended July 31, 1996, were 1.00% of its average daily net assets. Expenses for Class B and Class Y were 1.74% and 0.81%, respectively.

Total fees and expenses (excluding taxes and brokerage commissions) cannot exceed the most restrictive applicable state expense limitation.

About American Express Financial Corporation

General information

The AEFC family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.

Besides managing investments for all publicly offered funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management on July 31, 1996 were more than $136 billion.

American Express Financial Advisors serves individuals and businesses through its nationwide network of more than 175 offices and more than 7,900 advisors.

Other AEFC subsidiaries provide investment management and related services for pension, profit sharing, employee savings and endowment funds of businesses and institutions.

PAGE 47
AEFC is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly owned subsidiary of American Express Company (American Express), a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. The Fund may pay brokerage commissions to broker-dealer affiliates of American Express and AEFC.

PAGE 48
Appendix

Descriptions of derivative instruments

What follows are brief descriptions of derivative instruments the Fund may use. At various times the Fund may use some or all of these instruments and is not limited to these instruments. It may use other similar types of instruments if they are consistent with the Fund's investment goal and policies. For more information on these instruments, see the SAI.

Options and futures contracts. An option is an agreement to buy or sell an instrument at a set price during a certain period of time. A futures contract is an agreement to buy and sell an instrument for a set price on a future date. The Fund may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. Options and futures may be used to hedge the Fund's investments against price fluctuations or to increase market exposure.

Indexed securities. The value of indexed securities is linked to currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Structured products. Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option or a forward contract embedded in a note or any of a wide variety of debt, equity and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market and defaults by other parties.

PAGE 49
IDS Discovery Fund
IDS Tower 10
Minneapolis, MN 55440-0010

Distributed by
American Express
Financial Advisors Inc.
PAGE 50
Notes to financial statements

                         IDS Discovery Fund, Inc.

___________________________________________________________________
1. Summary of significant accounting policies

The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund invests primarily in common stocks of small- and medium-size growth companies. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Fund are summarized below:

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

PAGE 51
Option transactions

In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying security.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin), if any, are made or received by the Fund each day. The variation margin payments or market value of the contracts are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and
foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

PAGE 52
The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

Federal taxes

Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend declared and paid at the end of the calendar year from net investment income is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

___________________________________________________________________
2. Expenses and sales charges

Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for managing its portfolio, providing administrative services and serving as transfer agent. Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's daily net assets in reducing percentages from 0.64% to 0.515% annually. The fee is adjusted upward or downward by a performance incentive adjustment

PAGE 53
based on the Fund's average daily net assets over a rolling 12-month period as measured against the change in the Lipper Small Company Growth Fund Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $698,515 for the year ended July 31, 1996.

Under an Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:

o Class A $15
o Class B $16
o Class Y $15

Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

AEFC will assume and pay any expenses (except taxes and brokerage commissions) that exceed the most restrictive applicable state expense limitation.

Sales charges received by American Express Financial Advisors Inc. for distributing fund shares were $1,896,604 for Class A and $15,230 for Class B for the year ended July 31, 1996. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

During the year ended July 31, 1996, the Fund's custodian and transfer agency fees were reduced by $8,092 as a result of earnings credits from overnight cash balances.

Prior to April 30, 1996, the Fund had a retirement plan for its independent board members. The plan was terminated April 30, 1996. The retirement plan expense amounted to $8,718 for the year. The total liability for the plan is $28,098, which will be paid out at some future date.

PAGE 54
____________________________________________________________
3. Securities transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,391,541,992 and
$1,200,804,790, respectively, for the year ended July 31, 1996.
Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $232,645 for the year ended July 31, 1996.

Income from securities lending amounted to $13,526 for the year ended July 31, 1996. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

___________________________________________________________________
4. Capital share transactions

Transactions in shares of capital stock for the periods indicated
are as follows:
___________________________________________________________________
                               Year ended July 31, 1996

                         Class A     Class B     Class Y
___________________________________________________________________
Sold                     36,682,783     3,408,482     2,643,673
Issued for reinvested
   distributions         14,117,493       419,963       924,046
Redeemed                (42,626,793)     (493,590)   (1,670,645)
___________________________________________________________________
Net increase              8,173,483     3,334,855     1,897,074
__________________________________________________________________

___________________________________________________________________
                               Year ended July 31, 1995

                         Class A     Class B*     Class Y*
__________________________________________________________________
Sold                     28,277,355       763,482     3,603,336
Issued for reinvested       130,627            --            --
   distributions
Redeemed                (23,508,861)       (7,074)     (674,804)
___________________________________________________________________
Net increase              4,899,121       756,408     2,928,532
_________________________________________________________________
*Inception date was March 20, 1995.
___________________________________________________________________

PAGE 55
5. Option contracts written

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

The number of contracts and premium amounts associated with options contracts written is as follow:

                                      Year ended July 31, 1996
___________________________________________________________________________
                                    Puts                     Calls
___________________________________________________________________________
                            Contracts Premium        Contracts Premium
___________________________________________________________________________
   Balance July 31, 1995      7,750   $   446,734      2,650  $   247,380
   Opened                   121,789    14,034,029    132,100   19,726,571
   Closed                   (80,075)   (9,021,342)   (63,730) (10,400,635)
   Exercised                (13,750)   (2,276,266)   (33,825)  (5,550,104)
   Expired                  (28,464)   (2,220,133)   (31,195)  (3,169,680)
___________________________________________________________________________
   Balance July 31, 1996      7,250   $   963,022      6,000  $   853,532
___________________________________________________________________________

___________________________________________________________________
6. Financial highlights

"Financial highlights" showing per share data and selected information is presented on pages 6 and 7 of the prospectus.

PAGE 56

              Investments in securities

     IDS Discovery Fund, Inc.                                             (Percentages represent value of
     July 31, 1996                                                    investments compared to net assets)

Investments in securities of unaffiliated issuers
_____________________________________________________________________________________________________________________________

Common stocks (84.9%)
_____________________________________________________________________________________________________________________________

Issuer                                                                                  Shares                       Value(a)
_____________________________________________________________________________________________________________________________
Chemicals (4.4%)
Millipore                                                                                        500,000          17,062,500
Praxair                                                                                          450,000          17,268,750
                                                                                                                 ____________
Total                                                                                                             34,331,250
_____________________________________________________________________________________________________________________________
Communication equipment & services (2.3%)
Geotek Communications                                                                            650,000 (b)       6,500,000
Spectralink                                                                                      765,000 (b)       4,494,375
Transaction Network Services                                                                     500,000 (b)       7,125,000
                                                                                                                 ____________
Total                                                                                                             18,119,375
_____________________________________________________________________________________________________________________________
Computers & office equipment (21.3%)
Affiliated Computer Services                                                                     150,000 (b)       8,250,000
Business Objects ADR                                                                             425,000 (b)       8,181,250
Danka Business Systems ADR                                                                       225,000           6,187,500
Exabyte                                                                                          525,000 (b)       6,300,000
Fiserv                                                                                            75,000 (b)       2,512,500
FORE Systems                                                                                     275,000 (b)       7,528,125
Informix                                                                                         375,000 (b)       8,179,688
Network General                                                                                  425,000 (b)       7,490,625
PLATINUM Technology                                                                              850,000 (b)       8,340,625
Renaissance Solutions                                                                            275,000 (b)       7,940,625
Sanmina                                                                                          125,000 (b)       3,968,750
Shiva                                                                                            125,000 (b)       6,468,750
Softkey Intl                                                                                     150,000 (b)       2,775,000
Solectron                                                                                        525,000 (b)      16,537,500
Sterling Commerce                                                                                250,000 (b)       7,906,250
System Software                                                                                  625,000           8,125,000
Tech Data                                                                                        800,000 (b)      17,700,000
3Com                                                                                             425,000 (b)      16,734,375
Viewlogic Systems                                                                                375,000 (b)       5,156,250
Western Digital                                                                                  300,000 (b,c)     8,962,500
                                                                                                                ____________
Total                                                                                                            165,245,313
_____________________________________________________________________________________________________________________________
Electronics (7.7%)
Adaptec                                                                                          200,000 (b)       8,300,000
Elsag Bailey Process Auto                                                                        275,000 (b)       6,565,625
Fusion Systems                                                                                   307,500 (b)       6,226,875
Lattice Semiconductor                                                                            325,000 (b)       8,409,375
Level One Communications                                                                         375,000 (b)       6,281,250
Methode Electronics                                                                              400,000           6,800,000

See accompanying notes to investments in securities.

PAGE 57
Microchip Technology                                                                             275,000 (b)       8,765,625
Sipex                                                                                            160,000 (b)       2,240,000
Tencor Instruments                                                                               375,000 (b)       6,000,000
                                                                                                                 ____________
Total                                                                                                             59,588,750
_____________________________________________________________________________________________________________________________

Energy (4.0%)
Devon Energy                                                                                     275,000           6,428,125
Global Natural Resources                                                                         400,000 (b)       6,050,000
Nuevo Energy                                                                                     200,000 (b)       6,150,000
Pogo Producing                                                                                   200,000           6,675,000
United Meridian                                                                                  175,000 (b)       5,753,125
                                                                                                                 ____________
Total                                                                                                             31,056,250
_____________________________________________________________________________________________________________________________
Energy equipment & services (0.8%)
Input/Output                                                                                     200,000 (b)       6,300,000
_____________________________________________________________________________________________________________________________
Financial Services (2.3%)
FINOVA Group                                                                                     300,000          14,850,000
United Companies Financial                                                                       100,000           3,300,000
                                                                                                                 ____________
Total                                                                                                             18,150,000
_____________________________________________________________________________________________________________________________
Health care (5.2%)
ALZA                                                                                             275,000 (b)       6,806,250
PAREXEL Intl                                                                                     175,000 (b)       7,087,500
Spine-Tech                                                                                       275,000 (b)       7,046,875
Sybron                                                                                           700,000 (b)      17,500,000
Watson Pharmaceuticals                                                                            45,000 (b)       1,755,000
                                                                                                                 ____________
Total                                                                                                             40,195,625
_____________________________________________________________________________________________________________________________
Health care services (9.3%)
Cardinal Health                                                                                  250,000          17,375,000
Foundation Health                                                                                700,000 (b)      17,150,000
Genesis Health Ventures                                                                          275,000 (b,c)     6,909,375
HEALTHSOUTH                                                                                      475,000 (b)      14,428,125
Physician Sales & Service                                                                        450,000 (b)       7,875,000
Quorum Health Group                                                                              375,000 (b)       8,812,500
                                                                                                                 ____________
Total                                                                                                             72,550,000
_____________________________________________________________________________________________________________________________
Industrial equipment & services (6.8%)
Greenfield Industries                                                                            225,000           6,496,875
Harnischfeger Industries                                                                         500,000          15,500,000
Measurex                                                                                         225,000 (c)       6,215,625
United Waste Systems                                                                             300,000 (b)       7,762,500
Wolverine Tube                                                                                   475,000 (b,c)    16,862,500
                                                                                                                 ____________
Total                                                                                                             52,837,500
_____________________________________________________________________________________________________________________________
Industrial transportation (0.8%)
Landstar System                                                                                  250,000 (b)       6,437,500
_____________________________________________________________________________________________________________________________
Insurance (6.6%)
American Re                                                                                      225,000 (c)      12,656,250
PennCorp Financial Group                                                                         250,000           7,000,000
Progressive (Ohio)                                                                               375,000 (c)      18,937,500
PXRE                                                                                             275,000           6,256,250
Risk Capital Holdings                                                                            375,000 (b)       6,515,625
                                                                                                                 ____________
Total                                                                                                             51,365,625
_____________________________________________________________________________________________________________________________
Media (1.6%)
EchoStar Communications Group                                                                    250,000 (b)       6,812,500
Regal Cinemas                                                                                    125,000           5,312,500
                                                                                                                 ____________
Total                                                                                                             12,125,000
_____________________________________________________________________________________________________________________________
Metals (1.8%)
IMCO Recycling                                                                                   391,600           6,265,600
Stillwater Mining                                                                                350,000 (b)       7,525,000

PAGE 58                                                                                                          ____________
Total                                                                                                             13,790,600
_____________________________________________________________________________________________________________________________
Multi-industry (3.5%)
Alco Standard                                                                                    236,200          10,333,750
Career Horizons                                                                                  600,000 (b)      16,875,000
                                                                                                                 ____________
Total                                                                                                             27,208,750
_____________________________________________________________________________________________________________________________
Paper & packaging (1.2%)
Sealed Air                                                                                       275,000 (b)       9,556,250
_____________________________________________________________________________________________________________________________
Restaurants & lodging (0.8%)
Wyndham Hotel                                                                                    319,100 (b)       6,421,887
_____________________________________________________________________________________________________________________________
Retail (3.8%)
Gymboree                                                                                         275,000 (b)       6,393,750
OfficeMax                                                                                      1,750,000 (b)      23,187,500
                                                                                                                 ____________
Total                                                                                                             29,581,250
_____________________________________________________________________________________________________________________________
Utilities - telephone (0.7%)
Intermedia Communications of Florida                                                             225,000 (b,c)     5,681,250
_____________________________________________________________________________________________________________________________
Total common stocks
(Cost: $679,448,677)                                                                                            $660,542,175
_____________________________________________________________________________________________________________________________

Options (0.0%)
_____________________________________________________________________________________________________________________________
Structured OTC option contract on the Emerging Market Equity Index, entered into with Merrill Lynch Limited, notional amount of $30,000,000, expiration date of 8/1/96
(Cost: $1,014,008)                                                                                              $    (25,252)
_____________________________________________________________________________________________________________________________

Bonds (7.3%)
_____________________________________________________________________________________________________________________________
Issuer and                                                                            Principal                     Value(a)
coupon rate                                                                              amount
_____________________________________________________________________________________________________________________________
Boston Chicken
  Zero Coupon Cv with attached put
  8.00% 2015                                                                                 $65,000,000 (g)     $17,225,000
Mutual Risk Management
  Zero Coupon Cv with attached put
7.00% 2015                                                                                    50,000,000 (d,g)    17,937,500
Softkey Intl
  Cv
  5.50% 2000                                                                                  15,000,000          11,775,000
United Waste Systems
  Cv
  4.50% 2001                                                                                  10,000,000 (d)      10,075,000
_____________________________________________________________________________________________________________________________
Total bonds
(Cost: $61,103,901)                                                                                              $57,012,500

____________________________________________________________________________________________________________________________

Short-term securities (7.9%)
_____________________________________________________________________________________________________________________________
Issuer                                                     Annualized                   Amount                  Value(a)
                                                           yield on                     payable at
                                                           date of                      maturity
                                                           purchase
_____________________________________________________________________________________________________________________________
U.S. government agencies (0.9%)
Federal Home Loan Bank
Disc Nt                                                    5.22%                       $5,000,000               $  4,989,869
Federal Home Loan Mtge Corp
Disc Nt                                                    5.23                         2,170,000                  2,166,539
                                                                                                                _____________
Total                                                                                                              7,156,408

PAGE 59
______________________________________________________________________________________________________________________
Commercial paper (7.0%)
Alabama Power
08-23-96                                                   5.31                         1,200,000                  1,196,121
BellSouth
08-21-96                                                   5.41                         5,900,000                  5,882,398
CAFCO
09-19-96                                                   5.43                         2,600,000                  2,579,839
Dean Witter, Discover & Company
09-04-96                                                   5.32                         3,400,000                  3,383,013
Fleet Funding
09-06-96                                                   5.35                         1,200,000 (e)              1,193,616
Lilly (Eli)
08-09-96                                                   5.40                         4,300,000                  4,294,859
Metlife Funding
09-09-96                                                   5.39                         6,900,000                  6,859,934
Morgan Stanley
09-06-96                                                   5.37                         2,100,000                  2,088,786
Natl Australia Funding
08-01-96                                                   5.38                         5,000,000                  5,000,000
Northern States Power
08-02-96                                                   5.37                         6,300,000                  6,299,064
Sandoz
08-23-96                                                   5.36                         3,100,000 (e)              3,089,884
Toyota Motor Finance
08-13-96                                                   5.39                         5,300,000                  5,290,513
USAA Capital
08-07-96                                                   5.38                         4,000,000                  3,996,427
09-19-96                                                   5.39                           700,000                    694,823
Unilever Capital
08-01-96                                                   5.38                         2,600,000 (e)              2,600,000
                                                                                                                _____________
Total                                                                                                             54,449,277
_____________________________________________________________________________________________________________________________
Total short-term securities
(Cost: $61,611,494)                                                                                              $61,605,685
_____________________________________________________________________________________________________________________________
Total investments in securities of unaffiliated issuers
(Cost: $803,178,080)                                                                                            $779,135,108
_____________________________________________________________________________________________________________________________

Investments in securities of affiliated issuers (f)
_____________________________________________________________________________________________________________________________

Common stocks (0.8%)
_____________________________________________________________________________________________________________________________

Issuer                                                                                  Shares                       Value(a)
_____________________________________________________________________________________________________________________________
Physician Support Systems                                                               400,000 (b)                6,100,000
_____________________________________________________________________________________________________________________________
Total investments in securities of affiliated issuers
(Cost: $7,862,127)                                                                                              $  6,100,000
_____________________________________________________________________________________________________________________________
Total investments in securities
(Cost: $811,040,207)(h)                                                                                         $785,235,108
_____________________________________________________________________________________________________________________________

Notes to investments in securities
_____________________________________________________________________________________________________________________________
(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Presently non-income producing.
(c) At July 31, 1996, securities valued at $23,421,875 were held to cover open call options written as follows:

    Issuer                 Number of   Exercise    Expiration     Value(a)
                           contracts      price          date
    _________________________________________________________________________
    American Re                2,250        $45     Aug. 1996  $2,306,250
    Genesis Health Ventures      250         25     Aug. 1996      29,687
    Intermedia Communications
      of Florida               1,500         35     Aug. 1996      18,750
    Measurex                   1,250         30     Aug. 1996      23,438
    Progressive (Ohio)           250         50     Aug. 1996      34,375
    Western Digital              250         30     Aug. 1996      35,937
    Wolverine Tube               250         35     Aug. 1996      28,125
                                                               __________
    Total                                                      $2,476,562

PAGE 60
    At July 31, 1996, cash or short-term securities were designated to cover open put options written as follows:

    Issuer                 Number of   Exercise   Expiration      Value(a)
                           contracts      price         date
    _____________________________________________________________________
    FINOVA Group                 250        $50    Aug. 1996     $ 26,562
    FORE Systems                 250         25    Aug. 1996       26,562
    Fritz Companies            3,000         12    Aug. 1996      196,875
    Millipore                    500         35    Aug. 1996       75,000
    Shiva                        250         50    Aug. 1996       60,938
    Softkey Intl               1,750         20    Aug. 1996      339,063
    Watson Pharmaceuticals     1,250         35    Aug. 1996       70,313
                                                                 ________
                   Total                                         $795,313

(d) Represents a security sold under 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.
(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.
(f) Investments representing 5% or more of the outstanding voting securities of the issuer.
(g) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(h) At July 31, 1996, the cost of securities for federal income tax purposes was approximately $819,244,945 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                          $42,765,729
    Unrealized depreciation                          (76,775,566)
    ____________________________________________________________

    Net unrealized depreciation                     $(34,009,837)
    ____________________________________________________________
/TABLE

PAGE 61
IDS mutual funds

Cash equivalent investments

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposits (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

Income investments

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Global Bond Fund

Invests primarily in debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

IDS Extra Income Fund

Invests mainly in long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) coins

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) greek column

PAGE 62
IDS Selective Fund

Invests in high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests primarily in securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) shield with eagle head enclosed

Tax-exempt income investments

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax. Risk varies by bond quality.

IDS High Yield Tax-Exempt Fund

Invests primarily in medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column enclosed

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the fund but does not guarantee the market value of the fund's shares.

(icon of) shield with star enclosed

PAGE 63
Growth and income investments

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Moderate risk.

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Managed Allocation Fund

Invests in U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The fund provides diversification among these major investment categories and has a target mix that represents the way the fund's investments will be allocated over the long term. Seeks maximum total return.

(icon of) bird in a nest

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three pine trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Stock Fund

Invests in common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

PAGE 64
IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) light bulb

IDS Diversified Equity Income Fund

Invests primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) two puzzle pieces

IDS Mutual

Invests in a balance between common stocks and senior securities
(preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Growth investments

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Small Company Index Fund

Invests in all or a representative group of the equity securities comprising the S&P SmallCap 600 Index, as it strives to provide long-term capital appreciation.

(icon of) office building

IDS Progressive Fund

Invests primarily in undervalued common stocks. The fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

PAGE 65
IDS Global Growth Fund

Invests in stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's
Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Research Opportunities Fund

Invests primarily in equity securities of companies included in the S&P 500 Index that are believed to have strong growth potential.
The Portfolio is managed using a research methodology by the Research Department of AEFC. Goal is long-term appreciation.

(icon of) magnifying glass

IDS Growth Fund

Invests primarily in companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) trees

IDS New Dimensions Fund

Invests primarily in companies with significant growth potential due to superiority in technology, marketing or management. The fund frequently changes its industry mix.

(icon of) dimension

Specialty growth investment

This fund aggressively seeks capital growth as a hedge against inflation.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. This is the most aggressive and most speculative IDS mutual fund.

(icon of) cart of precious gems

PAGE 66
For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

PAGE 67
Federal income tax information

IDS Discovery Fund, Inc.
___________________________________________________________________

The fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividend listed below was reported to you on a Form 1099-DIV, Dividends and Distributions, last January. Shareholders should consult a tax adviser on how to report distributions for state and local purposes.

IDS Discovery Fund, Inc.
Fiscal year ended July 31, 1996

Class A
Income distribution taxable as dividend income, 1.45% qualifying for deduction by corporations.

Payable date             Per share

Dec. 29, 1995             $0.82634

Capital gain distribution taxable as long-term capital gain.

Payable date             Per share

Dec. 29, 1995             $2.00475

Total distributions       $2.83109

The distributions of $2.83109 per share, payable Dec. 29, 1995, consisted of $0.09268 derived from net investment income, $0.73366 from net short-term capital gains (a total of $0.82634 taxable as dividend income) and $2.00475 from net long-term capital gains.

Class B
Income distribution taxable as dividend income, 1.45% qualifying for deduction by corporations.

Payable date             Per share

Dec. 29, 1995             $0.79596

Capital gain distribution taxable as long-term capital gain.

Payable date             Per share

Dec. 29, 1995             $2.00475

Total distributions       $2.80071

The distributions of $2.80071 per share, payable Dec. 29, 1995, consisted of $0.06230 derived from net investment income, $0.73366 from net short-term capital gains (a total of $0.79596 taxable as dividend income) and $2.00475 from net long-term capital gains.

Class Y
Income distribution taxable as dividend income, 1.45% qualifying for deduction by corporations.

Payable date            Per share

Dec. 29, 1995            $0.84457

Capital gain distribution taxable as long-term capital gain.

Payable date            Per share

Dec. 29, 1995            $2.00475

Total distributions      $2.84932

The distributions of $2.84932 per share, payable Dec. 29, 1995, consisted of $0.11091 derived from net investment income, $0.73366 from net short-term capital gains (a total of $0.84457 taxable as dividend income) and $2.00475 from net long-term capital gains.

PAGE 69
Quick telephone reference

American Express Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:  800-437-3133
Mpls./St. Paul area:  671-3800

American Express Shareholder Service
Fund performance, objectives and account inquiries
612-671-3733

TTY Service
For the hearing impaired
800-846-4852

American Express Infoline
Automated account information (TouchToneR phones only), including current fund prices and performance, account values and recent account transactions

National/Minnesota: 800-272-4445
Mpls./St. Paul area: 671-1630

AMERICAN
EXPRESS
Financial
Advisors


IDS Discovery Fund
IDS Tower 10
Minneapolis, MN  55440-0010

                            STATEMENT OF ADDITIONAL INFORMATION

                                           FOR

                                    IDS DISCOVERY FUND

                                      Sept. 27, 1996


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the Annual Report which may be obtained from your American Express financial advisor or by writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534.

This SAI is dated Sept. 27, 1996, and it is to be used with the prospectus dated Sept. 27, 1996, and the Annual Report for the fiscal year ended July 31, 1996.

PAGE 71
                                     TABLE OF CONTENTS

Goal and Investment Policies......................See Prospectus

Additional Investment Policies................................p.3

Security Transactions.........................................p.6

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation........................p.9

Performance Information.......................................p.10

Valuing Fund Shares...........................................p.11

Investing in the Fund.........................................p.12

Redeeming Shares..............................................p.17

Pay-out Plans.................................................p.18

Taxes.........................................................p.19

Agreements....................................................p.20

Board Members and Officers....................................p.24

Custodian.....................................................p.28

Independent Auditors..........................................p.29

Financial Statements..............................See Annual Report

Prospectus....................................................p.29

Appendix A:  Description of Bond Ratings......................p.30

Appendix B:  Foreign Currency Transactions....................p.33

Appendix C:  Options and Stock Index Futures Contracts........p.38

Appendix D:  Mortgage-Backed Securities.......................p.46

Appendix E:  Dollar-Cost Averaging............................p.47

PAGE 72
ADDITIONAL INVESTMENT POLICIES

These are investment policies in addition to those presented in the prospectus. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

'Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

'Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund has not borrowed in the past and has no present intention to borrow.

'Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

'Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

'Purchase more than 10% of the outstanding voting securities of an issuer.

'Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

'Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

'Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

'Make a loan of any part of its assets to American Express
Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

PAGE 73
'Purchase securities of an issuer if the board members and officers of the Fund and of American Express Financial Corporation (AEFC) hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund and of AEFC who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Fund will not purchase securities of that issuer.

'Lend Fund securities in excess of 30% of its net assets. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund gets the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the investment manager believes the opportunity for additional income outweighs the risks.

Unless changed by the board, the Fund will not:

'Buy on margin or sell short, but it may make margin payments in connection with transactions in stock index futures contracts.

'Pledge or mortgage its assets beyond 15% of total assets. If the Fund were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on futures contracts are not deemed to be a pledge of assets.

'Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.

'Invest more than 10% of its total assets in securities of investment companies. Under one state's law, the Fund is limited to investments in the open market where no commission or profit to a sponsor or a dealer results from the purchase other than the customary broker's commission, or when the purchase is part of a plan or merger, consolidation, reorganization or acquisition.

'Invest in a company to control or manage it.

'Invest in exploration or development programs, such as oil, gas or mineral leases.

PAGE 74
'Invest more than 5% of its net assets in warrants. Under one state's law no more than 2% of the Fund's net assets may be invested in warrants not listed on the New York or American Stock
Exchange.

'Invest more than 10% of its net assets in securities and derivative instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.

The Fund may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Fund does not intend to commit more than 5% of its total assets to these practices. The Fund does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Fund will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the fund's total assets the same as owned securities.

In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the investment manager, under guidelines established by the board, will consider any relevant factors including frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the investment manager, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Fund may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of PAGE 75 investment. Any cash-equivalent investment in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The Fund also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities
Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Fund's ability to liquidate the security involved could be impaired.

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

For a discussion of bond ratings, see Appendix A. For a discussion about foreign currency transactions, see Appendix B. For a discussion on options and stock index futures contracts, see
Appendix C.  For a discussion on mortgage-backed securities, see
Appendix D.

SECURITY TRANSACTIONS

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

AEFC has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund in the IDS MUTUAL FUND GROUP. AEFC carefully monitors compliance with its Code of Ethics.

PAGE 76
On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities to the funds in the IDS MUTUAL FUND GROUP and other funds for which it acts as investment advisor.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC

PAGE 77
believes it may obtain better overall execution. AEFC has assured the Fund that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions shall be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all the funds in the IDS MUTUAL FUND GROUP even though it is not possible to relate the benefits to any particular fund or account.

Each investment decision made for the Fund is made independently from any decision made for another fund in the IDS MUTUAL FUND GROUP or other account advised by AEFC or any AEFC subsidiary. When the Fund buys or sells the same security as another Fund or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. AEFC has assured the Fund it will continue to seek ways to reduce brokerage costs.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency and research services.

The Fund paid total brokerage commissions of $3,297,943 for the fiscal year ended July 31, 1996, $2,182,719 for fiscal year 1995, and $660,322 for fiscal year 1994. Substantially all firms through whom transactions were executed provide research services.

In fiscal year 1996, transactions amounting to $7,127,000, on which $17,500 in commissions were imputed or paid, were specifically directed to firms in exchange for research services.

As of the fiscal year ended July 31, 1996, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                                 Value of Securities
                                 Owned at End of
Name of Issuer                   Fiscal Year

Dean Witter Discover & Co.          $3,383,013
Morgan Stanley                      $2,088,786

The portfolio turnover rate was 179% in the fiscal year ended July 31, 1996, and 192% in fiscal year 1995. Higher turnover rates may result in higher brokerage expenses.

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN
EXPRESS FINANCIAL CORPORATION

Affiliates of American Express Company (American Express) (of which AEFC is a wholly owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the Fund's board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and
(ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

AEFC may direct brokerage to compensate an affiliate. AEFC will receive research on South Africa from New Africa Advisors, a wholly-owned subsidiary of Sloan Financial Group. AEFC owns 100% of IDS Capital Holdings Inc. which in turn owns 40% of Sloan Financial Group. New Africa Advisors will send research to AEFC and in turn AEFC will direct trades to a particular broker. The broker will have an agreement to pay New Africa Advisors. All transactions will be on a best execution basis. Compensation received will be reasonable for the services rendered.

Information about brokerage commissions paid by the Fund for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:

                                    For the Fiscal Year Ended July 31,

                                                    1996                              1995            1994
                             Aggregate                        Percent of           Aggregate       Aggregate
                             Dollar                           Aggregate Dollar     Dollar          Dollar
                             Amount of        Percent of      Amount of            Amount of       Amount of
            Nature           Commissions      Aggregate       Transactions         Commissions     Commissions
            of               Paid to          Brokerage       Involving Payment    Paid to         Paid to
Broker      Affiliation      Broker           Commissions     of Commissions       Broker          Broker
Lehman          (1)           None               None               None           $ 69,239        $  6,854
Brothers,
Inc.

American        (2)           $232,645          10.25              16.87            146,985          35,936
Enterprise
Investment
Services,
Inc.

(1)  Under common control with AEFC as a subsidiary of American
Express until May 31, 1994.
(2)  Wholly owned subsidiary of AEFC.
PAGE 79
PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return quotations used by the Fund are based on the standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

Average annual total return

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1+T)n = ERV

where:      P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                             ERV - P
                                P

where:    P  =  a hypothetical initial payment of $1,000
        ERV  =  ending redeemable value of a hypothetical $1,000
                payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

PAGE 80
VALUING FUND SHARES

The value of an individual share for each class is determined by using the net asset value before shareholder transactions for the day. On Aug 1, 1996, the first business day following the end of the fiscal year, the computation looked like this:

            Net assets before                       Shares outstanding               Net asset value
            shareholder transactions                at end of previous day           of one share
Class A        $697,387,798               divided by    63,641,887          equals   $ 10.958
Class B          44,431,116                              4,091,263                     10.86
Class Y          52,936,898                              4,825,606                     10.97

In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

'Securities, except bonds other than convertibles, traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

'Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

'Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

'Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

'Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

'Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

'Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

'Securities without a readily available market price, bonds other than convertibles and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The Exchange, AEFC and the Fund will be closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving Day and Christmas
Day.

INVESTING IN THE FUND

Sales Charge

Shares of the Fund are sold at the public offering price determined at the close of business on the day an application is accepted.
The public offering price is the net asset value of one share plus a sales charge, if applicable. For Class B and Class Y, there is no initial sales charge so the public offering price is the same as the net asset value. For Class A, the public offering price for an investment of less than $50,000, made Aug. 1, 1996, was determined by dividing the net asset value of one share, $10.958, by 0.95 (1.00-0.05 for a maximum 5% sales charge) for a public offering price of $11.53. The sales charge is paid to American Express Financial Advisors by the person buying the shares.

PAGE 82
Class A - Calculation of the Sales Charge

Sales charges are determined as follows:


                                       Within each increment,
                                         sales charge as a
                                           percentage of:
                             Public                      Net
Amount of Investment       Offering Price           Amount Invested

First     $   50,000           5.0%                      5.26%
Next          50,000           4.5                       4.71
Next         400,000           3.8                       3.95
Next         500,000           2.0                       2.04
$1,000,000 or more             0.0                       0.00

Sales charges on an investment greater than $50,000 and less than $1,000,000 are calculated for each increment separately and then totaled. The resulting total sales charge, expressed as a percentage of the public offering price and of the net amount invested, will vary depending on the proportion of the investment at different sales charge levels.

For example, compare an investment of $60,000 with an investment of $85,000. The $60,000 investment is composed of $50,000 that incurs a sales charge of $2,500 (5.0% x $50,000) and $10,000 that incurs a sales charge of $450 (4.5% x $10,000). The total sales charge of $2,950 is 4.92% of the public offering price and 5.17% of the net amount invested.

In the case of the $85,000 investment, the first $50,000 also incurs a sales charge of $2,500 (5.0% x $50,000) and $35,000 incurs a sales charge of $1,575 (4.5% x $35,000). The total sales charge of $4,075 is 4.79% of the public offering price and 5.04% of the net amount invested.

The following table shows the range of sales charges as a percentage of the public offering price and of the net amount invested on total investments at each applicable level.

                                               On total investment, sales
                                             charge as a percentage of
                                        Public                         Net
                                   Offering Price              Amount Invested
Amount of Investment                            ranges from:
First    $   50,000                        5.00%                       5.26%
More than    50,000 to   100,000      5.00-4.50                   5.26-4.71
More than   100,000 to   500,000      4.50-3.80                   4.71-3.95
More than   500,000 to   999,999      3.80-2.00                   3.95-2.04
$1,000,000 or more                    0.00                        0.00
/TABLE

PAGE 83
The initial sales charge is waived for certain qualified plans that meet the requirements described in the prospectus. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The deferred sales charge on certain redemptions will be waived if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                   Number of Participants

Total Plan Assets                 1-99        100 or more

Less than $1 million               4%             0%

$1 million or more                 0%             0%
_________________________________________________________

Class A - Reducing the Sales Charge

Sales charges are based on the total amount of your investments in the Fund. The amount of all prior investments plus any new purchase is referred to as your "total amount invested." For example, suppose you have made an investment of $20,000 and later decide to invest $40,000 more. Your total amount invested would be $60,000. As a result, $10,000 of your $40,000 investment qualifies for the lower 4.5% sales charge that applies to investments of more than $50,000 and up to $100,000.

The total amount invested includes any shares held in the Fund in the name of a member of your primary household. The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests. For instance, if your spouse already has invested $20,000 and you want to invest $40,000, your total amount invested will be $60,000 and therefore you will pay the lower charge of 4.5% on $10,000 of the $40,000.

Until a spouse remarries, the sales charge is waived for spouses and unmarried children under 21 of deceased board members, officers or employees of the Fund or AEFC or its subsidiaries and deceased advisors.

PAGE 84
The total amount invested also includes any investment you or your immediate family already have in the other publicly offered funds in the IDS MUTUAL FUND GROUP where the investment is subject to a sales charge. For example, suppose you already have an investment of $30,000 in another IDS Fund. If you invest $40,000 more in this Fund, your total amount invested in the funds will be $70,000 and therefore $20,000 of your $40,000 investment will incur a 4.5% sales charge.

Finally, Individual Retirement Account (IRA) purchases, or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for shares purchased through that plan.

Class A - Letter of Intent (LOI)

If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a LOI. The agreement can start at any time and will remain in effect for 13 months. Your investment will be charged normal sales charges until you have invested $1 million. At that time, your account will be credited with the sales charges previously paid. Class A investments made prior to signing an LOI may be used to reach the $1 million total, excluding Cash Management Fund and Tax-Free Money Fund. However, we will not adjust for sales charges on investments made prior to the signing of the LOI. If you do not invest $1 million by the end of 13 months, there is no penalty, you'll just miss out on the sales charge adjustment. A LOI is not an option (absolute right) to buy shares.

Here's an example. You file a LOI to invest $1 million and make an investment of $100,000 at that time. You pay the normal 5% sales charge on the first $50,000 and 4.5% sales charge on the next $50,000 of this investment. Let's say you make a second investment of $900,000 (bringing the total up to $1 million) one month before the 13-month period is up. On the date that you bring your total to $1 million, AEFC makes an adjustment to your account. The adjustment is made by crediting your account with additional shares, in an amount equivalent to the sales charge previously paid.

Systematic Investment Programs

After you make your initial investment of $2,000 or more, you can arrange to make additional payments of $100 or more on a regular basis. These minimums do not apply to all systematic investment programs. You decide how often to make payments - monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment PAGE 85 program altogether. The Fund also can change the program or end it at any time. If there is no obligation, why do it? Putting money aside is an important part of financial planning. With a systematic investment program, you have a goal to work for.

How does this work? Your regular investment amount will purchase more shares when the net asset value per share decreases, and fewer shares when the net asset value per share increases. Each purchase is a separate transaction. After each purchase your new shares will be added to your account. Shares bought through these programs are exactly the same as any other fund shares. They can be bought and sold at any time. A systematic investment program is not an option or an absolute right to buy shares.

The systematic investment program itself cannot ensure a profit, nor can it protect against a loss in a declining market. If you decide to discontinue the program and redeem your shares when their net asset value is less than what you paid for them, you will incur a loss.

For a discussion on dollar-cost averaging, see Appendix E.

Automatic Directed Dividends

Dividends, including capital gain distributions, paid by another fund in the IDS MUTUAL FUND GROUP subject to a sales charge, may be used to automatically purchase shares in the same class of this Fund without paying a sales charge. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into one fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express
Trust Company acts as custodian;

Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse);

Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors
Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

PAGE 86
The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read its prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REDEEMING SHARES

You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

'The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

'Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

'The SEC, under the provisions of the 1940 Act, as amended, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstancs, the securities distributed would be valued as set forth in the prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAGE 87
PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem Class B shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please write or call American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534, 612-671-3733. Your authorization must be received in the Minneapolis headquarters at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you'll have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1:  Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose.
This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2:  Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

PAGE 88
Plan #3:  Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4:  Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

TAXES

If you buy shares in the Fund and then exchange into another fund, it is considered a sale and subsequent purchase of shares. Under the tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.

Retirement Accounts

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a sale of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5% ($100) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the fiscal year ended July 31, 1996, 1.56% of the Fund's net investment income dividends qualified for the corporate deduction.

PAGE 89
Capital gain distributions received by individual and corporate shareholders, if any, should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or if 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state and local income tax laws to Fund distributions.

AGREEMENTS
Investment Management Services Agreement

The Fund has an Investment Management Services Agreement with AEFC. For its services, AEFC is paid a fee based on the following schedule:

Assets              Annual rate at
(billions)          each asset level

First $0.25             0.640%
Next   0.25             0.615
Next   0.25             0.590
Next   0.25             0.565
Next   1.0              0.540
Over   2.0              0.515

On July 31, 1996, the daily rate applied to the Fund's net assets was equal to 0.613% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

PAGE 90
Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Lipper Small Company Growth Fund Index (Index). The performance of one Class A share of the Fund is measured by computing the percentage difference between the opening and closing net asset value of one Class A share of the Fund, as of the last business day of the period selected for comparison, adjusted for dividend or capital gain distributions which are treated as reinvested at the end of the month during which the distribution was made. The performance of the Index for the same period is established by measuring the percentage difference between the beginning and ending Index for the comparison period. The performance is adjusted for dividend or capital gain distributions (on the securities which comprise the Index), which are treated as reinvested at the end of the month during which the distribution was made. One percentage point will be subtracted from the calculation to help assure that incentive adjustments are attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number will be multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.

Where the Fund's Class A share performance exceeds that of the Index, the base fee will be increased. Where the performance of the Index exceeds the performance of Class A shares, the base fee will be decreased. The maximum monthly increase or decrease will be 0.12% of the Fund's average net assets on an annual basis.

The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment decreased the fee by $698,515 for the fiscal year ended July 31, 1996.

The management fee is paid monthly. Under the agreement, the total amount paid was $4,068,196 for the fiscal year ended July 31, 1996, $3,600,724 for fiscal year 1995, and $2,909,548 for fiscal year
1994.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; Fund office expenses; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities of the Fund; and expenses properly payable by the Fund, approved by the board. Under the agreement, the Fund paid nonadvisory expenses of $499,808 for the fiscal year ended July 31, 1996, $587,126 for fiscal year 1995, and $477,399 for fiscal year 1994.

PAGE 91
Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

     Assets          Annual rate
     (billions)      each asset level

     First $0.25     0.060%
     Next   0.25     0.055
     Next   0.25     0.050
     Next   0.25     0.045
     Next   1.0      0.040
     Over   2.0      0.035

On July 31, 1996, the daily rate applied to the Fund's net assets was equal to 0.055% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $424,647 for the fiscal period ended July 31, 1996.

Transfer Agency Agreement

The Fund has a Transfer Agency Agreement with AEFC. This agreement governs AEFC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AEFC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A and Class Y is $15 per year and for Class B is $16 per year. The fees paid to AEFC may be changed from time to time upon agreement of the parties without shareholder approval. Under the agreement, the Fund paid fees of $1,419,546 for the fiscal year ended July 31, 1996.

Distribution Agreement

Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to American Express Financial Advisors daily. These charges amounted to $1,896,604 for the fiscal year ended July 31, 1996. After paying commissions to personal financial advisors, and other expenses, the amount retained was $296,642. The amounts were $3,249,265 and $1,019,013 for fiscal year 1995, and $3,173,756 and $1,168,119 for fiscal year
1994.

PAGE 92
Additional information about commissions and compensation for the fiscal year ended July 31, 1996, is contained in the following table:

(1)           (2)             (3)             (4)           (5)
              Net             Compensation
Name of       Underwriting    on Redemption
Principal     Discounts and   and             Brokerage     Other
Underwriter   Commissions     Repurchases     Commissions   Compensation
AEFC             None            None         $232,645*     $182,393**

American
Express
Financial
Advisors      $1,896,604         None            None          None

*For further information see "Brokerage Commissions Paid to Brokers Affiliated with AEFC."
**Distribution fees paid pursuant to the Plan and Agreement of Distribution.

Shareholder Service Agreement

The Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

Plan and Agreement of Distribution

For Class B shares, to help American Express Financial Advisors defray the cost of distribution and servicing, not covered by the sales charges received under the Distribution Agreement, the Fund and American Express Financial Advisors entered into a Plan and Agreement of Distribution (Plan). These costs cover almost all aspects of distributing the Fund's shares except compensation to the sales force. A substantial portion of the costs are not specifically identified to any one fund in the IDS MUTUAL FUND GROUP. Under the Plan, American Express Financial Advisors is paid a fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the PAGE 93
Fund's Class B shares or by American Express Financial Advisors.
The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act, as amended. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the fiscal year ended July 31, 1996, under the agreement, the Fund paid fees of $182,393.

Total fees and expenses

Total fees and nonadvisory expenses cannot exceed the most restrictive applicable state limitation. Currently, the most restrictive applicable state expense limitation, subject to exclusion of certain expenses, is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million and 1.5% of average daily net assets over $100 million, on an annual basis. At the end of each month, if the fees and expenses of the Fund exceed this limitation for the Fund's fiscal year in progress, AEFC will assume all expenses in excess of the limitation. AEFC then may bill the Fund for such expenses in subsequent months up to the end of that fiscal year, but not after that date. No interest charges are assessed by AEFC for expenses it assumes. The Fund paid total fees and nonadvisory expenses of $7,858,022 for the fiscal year ended July 31, 1996.

BOARD MEMBERS AND OFFICERS

The following is a list of the Fund's board members and officers who, except for Mr. Dudley, also are board members and officers of all other funds in the IDS MUTUAL FUND GROUP. Mr. Dudley is a board member of the 34 publicly offered funds. All shares have cumulative voting rights with respect to the election of board members.

Lynne V. Cheney'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C.

Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc.,
Lockheed-Martin, the Interpublic Group of Companies, Inc.
(advertising), and FPL Group, Inc. (holding company for Florida
Power and Light).

PAGE 94
William H. Dudley**
Born in 1932
2900 IDS Tower
Minneapolis, MN

Executive vice president and director of AEFC.

Robert F. Froehlke+
Born in 1922
1201 Yale Place
Minneapolis, MN

Former president of all funds in the IDS MUTUAL FUND GROUP. Director, the ICI Mutual Insurance Co., Institute for Defense Analyses, Marshall Erdman and Associates, Inc. (architectural engineering) and Public Oversight Board of the American Institute of Certified Public Accountants.

David R. Hubers+**
Born in 1943
2900 IDS Tower
Minneapolis, MN

President, chief executive officer and director of AEFC.
Previously, senior vice president, finance and chief financial officer of AEFC.

Heinz F. Hutter+'
Born in 1929
P.O. Box 2187
Minneapolis, MN

President and chief operating officer, Cargill, Incorporated
(commodity merchants and processors) from February 1991 to September 1994. Executive vice president from 1981 to February
1991.

Anne P. Jones
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney and telecommunications consultant. Former partner, law firm of Sutherland, Asbill & Brennan. Director, Motorola, Inc. and C-Cor Electronics, Inc.

PAGE 95
Melvin R. Laird
Born in 1922
Reader's Digest Association, Inc.
1730 Rhode Island Ave., N.W.
Washington, D.C.

Senior counsellor for national and international affairs, The Reader's Digest Association, Inc. Former nine-term congressman, secretary of defense and presidential counsellor. Director, Martin Marietta Corp., Metropolitan Life Insurance Co., The Reader's Digest Association, Inc., Science Applications International Corp., Wallace Reader's Digest Funds and Public Oversight Board (SEC Practice Section, American Institute of Certified Public Accountants).

William R. Pearce+*
Born in 1927
901 S. Marquette Ave.
Minneapolis, MN

President of all funds in the IDS MUTUAL FUND GROUP since June
1993.  Former vice chairman of the board, Cargill, Incorporated
(commodity merchants and processors).

Edson W. Spencer+
Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN

President, Spencer Associates Inc. (consulting). Chairman of the board, Mayo Foundation (healthcare). Former chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products) and CBS Inc. Member of International Advisory Councils, Robert Bosch (Germany) and NEC (Japan).

John R. Thomas**
Born in 1937
2900 IDS Tower
Minneapolis, MN

Senior vice president and director of AEFC.

Wheelock Whitney+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).

PAGE 96
C. Angus Wurtele'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Chairman of the board, The Valspar Corporation (paints). Director, Bemis Corporation (packaging), Donaldson Company (air cleaners & mufflers) and General Mills, Inc. (consumer foods).

+ Member of executive committee.
' Member of joint audit committee.
* Interested person by reason of being an officer and employee of the Fund.
**Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.

In addition to Mr. Pearce, who is president, the Fund's other officers are:

Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN

Vice president, general counsel and secretary of all funds in the IDS MUTUAL FUND GROUP.

Officers who also are officers and/or employees of AEFC

Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN

Vice president-investments of all funds in the IDS MUTUAL FUND
GROUP.  Director and senior vice president-investments of AEFC.

Melinda S. Urion
Born in 1953.
IDS Tower 10
Minneapolis, MN

Treasurer of all funds in the IDS MUTUAL FUND GROUP. Director, senior vice president and chief financial officer of AEFC.
Director and executive vice president and controller of IDS Life
Insurance Company.

PAGE 97
Members of the board who are not officers of the Fund or of AEFC receive an annual fee of $800. They also receive attendance and other fees, the cost of which the Fund shares with the other funds in the IDS MUTUAL FUND GROUP. These fees include attendance of meetings of the Board, $1,000; meetings of the Contracts Committee, $750; meetings of the Audit, Executive or Investment Review Committees, $500; meetings of the Personnel Committee, $300; out-of-state, $500; and Chair of the Contracts Committee, $5,000. Expenses for attending those meetings are also reimbursed.

During the fiscal year ended July 31, 1996, the members of the board, for attending up to 23 meetings, received the following compensation:

                                                    Compensation Table

                                   Pension or       Estimated
                    Aggregate      Retirement       annual        Total cash
                    compensation   benefits         benefit       compensation
                    from the       accrued as       upon          from the IDS
Board member        Fund           Fund expenses    retirement*   MUTUAL FUND GROUP
Lynne V. Cheney     $1,013         $3,132           $400          $69,300
Robert F. Froehlke   1,020            834            400           69,600
Heinz F. Hutter      1,023            265            193           69,300
Anne P. Jones        1,053            163            400           70,800
Donald M. Kendall      737          1,411            400           51,000
(part of year)
Melvin R. Laird      1,104            664            400           72,900
Lewis W. Lehr          802          1,272            390           53,500
(part of year)
Edson W. Spencer     1,162            370            213           75,100
Wheelock Whitney     1,037            329            400           70,300
C. Angus Wurtele       954            278            397           66,800

On July 31, 1996, the Fund's board members and officers as a group owned less than 1% of the outstanding shares. During the fiscal year ended July 31, 1996, no board member or officer earned more than $60,000 from this Fund. All board members and officers as a group earned $26,111, including $8,718 of retirement plan benefits, from this Fund.

* The Fund had a retirement plan for its independent board members. The plan was terminated April 30, 1996.

CUSTODIAN

The Fund's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

PAGE 98
The custodian has entered into a sub-custodian arrangement with the Morgan Stanley Trust Company (Morgan Stanley), One Pierrepont Plaza, Eighth Floor, Brooklyn, NY 11201-2775. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Morgan Stanley or in such other financial institutions as may be permitted by law and by the Fund's sub-custodian agreement.

INDEPENDENT AUDITORS

The financial statements contained in the Annual Report to shareholders for the fiscal year ended July 31, 1996, were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

FINANCIAL STATEMENTS

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the 1996 Annual Report to shareholders, pursuant to Section 30(d) of the Investment Company Act of 1940, as amended, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.

PROSPECTUS

The prospectus for IDS Discovery Fund dated Sept. 27, 1996, is hereby incorporated in this SAI by reference.

PAGE 99
APPENDIX A

DESCRIPTION OF BOND RATINGS

These ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change which could affect its price.

Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca, and C.

Bonds rated:

Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa are considered as medium-grade obligations (i.e., they are neighter highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

PAGE 100
B generally lack characteristics of the desirable investment.
Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca represent obligations which are speculative in a high degree.
Such issues are often in default or have other marked shortcomings.

C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB,
B, CCC, CC, C and D.

AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

PAGE 101
CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC- rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D is in payment default. The D rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Non-rated securities will be considered for investment when they possess a risk comparable to that of rated securities consistent with the Fund's objectives and policies. When assessing the risk involved in each non-rated security, the Fund will consider the financial condition of the issuer or the protection afforded by the terms of the security.

PAGE 102
APPENDIX B

FOREIGN CURRENCY TRANSACTIONS

Since investments in foreign countries usually involve currencies of foreign countries, and since the Fund may hold cash and cash-equivalent investments in foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies.

Spot Rates and Forward Contracts. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the contract date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements. No commissions are charged at any stage for trades.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may suffer a substantial decline against another currency. It may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of such securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful PAGE 103 execution of a short-term hedging strategy is highly uncertain.
The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

PAGE 104
The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although such forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and write covered call options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

PAGE 105
As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign PAGE 106 currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for the purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to sell currencies. It also may buy put options and write covered call options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations. All futures contracts are aggregated for purposes of the percentage limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the values of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

PAGE 107
APPENDIX C

OPTIONS AND STOCK INDEX FUTURES CONTRACTS

The Fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. The Fund may enter into stock index futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures and on stock indexes. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the Fund could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price. The risk of the writer is potentially unlimited, unless the option is covered.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options may benefit the Fund and its shareholders by improving the Fund's liquidity and by helping to stabilize the value of its net assets.

PAGE 108
Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the Fund pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by the Fund for investment purposes. Options permit the Fund to experience the change in the value of a security with a relatively small initial cash investment.

The risk the Fund assumes when it buys an option is the loss of the premium. To be beneficial to the Fund, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Writing covered options. The Fund will write covered options when it feels it is appropriate and will follow these guidelines:

'All options written by the Fund will be covered. For covered call options if a decision is made to sell the security, the Fund will attempt to terminate the option contract through a closing purchase transaction.

'The Fund will deal only in standard option contracts traded on national securities exchanges or those that may be quoted on NASDAQ (a system of price quotations developed by the National Association of Securities Dealers, Inc.)

'The Fund will write options only as permitted under federal or state laws or regulations, such as those that limit the amount of total assets subject to the options. While no limit has been set by the Fund, it will conform to the requirements of those states. For example, California limits the writing of options to 50% of the assets of a fund.

PAGE 109
Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains. Since the Fund is taxed as a regulated investment company under the Internal Revenue Code, any gains on options and other securities held less than three months must be limited to less than 30% of its annual gross income.

If a covered call option is exercised, the security is sold by the Fund. The premium received upon writing the option is added to the proceeds received from the sale of the security. The Fund will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis. Premiums received from writing outstanding call options are included as a deferred credit in the Statement of Assets and Liabilities and adjusted daily to the current market value.

Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE or NASDAQ will be valued at the last-quoted sales price or, if such a price is not readily available, at the mean of the last bid and asked prices.

STOCK INDEX FUTURES CONTRACTS. Stock index futures contracts are commodity contracts listed on commodity exchanges. They currently include contracts on the Standard & Poor's 500 Stock Index (S&P 500 Index) and other broad stock market indexes such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index, as well as narrower sub-indexes such as the S&P 100 Energy Stock Index and the New York Stock Exchange Utilities Stock Index. A stock index assigns relative values to common stocks included in the index and the index fluctuates with the value of the common stocks so included.

A futures contract is a legal agreement between a buyer or seller and the clearinghouse of a futures exchange in which the parties agree to make a cash settlement on a specified future date in an amount determined by the stock index on the last trading day of the contract. The amount is a specified dollar amount (usually $100 or $500) multiplied by the difference between the index value on the last trading day and the value on the day the contract was struck.

For example, the S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those stocks. In the case of S&P 500 Index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 x $500). Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead,

PAGE 110
settlement in cash must occur upon the termination of the contract. For example, excluding any transaction costs, if the Fund enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, the Fund will gain $500 x (154-150) or $2,000. If the Fund enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, the Fund will lose $500 x (152-150) or $1,000.

Unlike the purchase or sale of an equity security, no price would be paid or received by the Fund upon entering into futures contracts. However, the Fund would be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract value. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve borrowing funds by the Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

Subsequent payments, called variation margin, to and from the broker would be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the contract more or less valuable, a process known as marking to market. For example, when the Fund enters into a contract in which it benefits from a rise in the value of an index and the price of the underlying stock index has risen, the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, if the price of the underlying stock index declines, the Fund would be required to make a variation margin payment to the broker equal to the decline in value.

How the Fund Would Use Stock Index Futures Contracts. The Fund intends to use stock index futures contracts and related options for hedging and not for speculation. Hedging permits the Fund to gain rapid exposure to or protect itself from changes in the market. For example, the Fund may find itself with a high cash position at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement. By using futures contracts, the Fund can obtain immediate exposure to the market and benefit from the beginning stages of a rally. The buying program can then proceed and once it is completed (or as it proceeds), the contracts can be closed. PAGE 111
Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into stock index futures contracts to sell units of an index and individual stocks can be sold over a longer period under cover of the resulting short contract position.

The Fund may enter into contracts with respect to any stock index or sub-index. To hedge the Fund's portfolio successfully, however, the Fund must enter into contracts with respect to indexes or sub-indexes whose movements will have a significant correlation with movements in the prices of the Fund's securities.

Special Risks of Transactions in Stock Index Futures Contracts

1. Liquidity. The Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. The Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a gain or a loss.

Positions in stock index futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. For example, futures contracts transactions can currently be entered into with respect to the S&P 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Stock Index on the New York Futures Exchange and the Value Line Composite Stock Index on the Kansas City Board of Trade. Although the Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures contract position, and in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin. Such price movements, however, will be offset all or in part by the price movements of the securities subject to the hedge. Of course, there is no guarantee the price of the securities will correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

2. Hedging Risks. There are several risks in using stock index futures contracts as a hedging device. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying stock index due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements.
Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are

PAGE 112
lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market also may cause temporary price distortions. Because of price distortion in the futures market and because of imperfect correlation between movements in stock indexes and movements in prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a short period.

Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. If this occurred, the Fund could lose money on the contracts and also experience a decline in the value of its portfolio securities. While this could occur, the investment manager believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indexes and will attempt to reduce this risk, to the extent possible, by entering into futures contracts on indexes whose movements it believes will have a significant correlation with movements in the value of the Fund's securities sought to be hedged. It also is possible that if the Fund has hedged against a decline in the value of the stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions.
In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Options on stock index futures contracts are similar to options on stock except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. If the option is closed instead of exercised, the holder of the option receives an amount that represents the amount by which the market price of the contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If the option does not appreciate in value prior to the exercise date, the Fund will suffer a loss of the premium paid.

PAGE 113
OPTIONS ON STOCK INDEXES. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Such options would be used in the same manner as options on futures contracts.

SPECIAL RISKS OF TRANSACTIONS IN OPTIONS ON STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON STOCK INDEXES. As with options on stocks, the holder of an option on a futures contract or on a stock index may terminate a position by selling an option covering the same contract or index and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. The Fund will not purchase options unless the market for such options has developed sufficiently, so that the risks in connection with options are not greater than the risks in connection with stock index futures contracts transactions themselves. Compared to using futures contracts, purchasing options involves less risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). There may be circumstances, however, when using an option would result in a greater loss to the Fund than using a futures contract, such as when there is no movement in the level of the stock index.

TAX TREATMENT. As permitted under federal income tax laws, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Fund being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether such option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term. Certain provisions of the Internal Revenue Code may also limit the Fund's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements. Less than 30% of its gross income must be derived from sales of securities held less than three months.

PAGE 114
The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. In order to avoid realizing a gain within the three-month period, the Fund may be required to defer closing out a contract beyond the time when it might otherwise be advantageous to do so. The Fund also may be restricted in purchasing put options for the purpose of hedging underlying securities because of applying the short sale holding period rules with respect to such underlying securities.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

PAGE 115
APPENDIX D

MORTGAGE-BACKED SECURITIES

A mortgage pass-through certificate is one that represents an interest in a pool, or group, of mortgage loans assembled by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association
(FNMA) or non-governmental entities. In pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate. Prepayments on underlying mortgages result in a loss of anticipated interest, and the actual yield (or total return) to the Fund, which is influenced by both stated interest rates and market conditions, may be different than the quoted yield on certificates. Some U.S. government securities may be purchased on a when-issued basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to the Fund.

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. On an IO, if prepayments of principal are greater than anticipated, an investor may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

Mortgage-Backed Security Spread Options. The Fund may purchase mortgage-backed security (MBS) put spread options and write covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. MBS spread options are traded in the OTC market and are of short duration, typically one to two months. The Fund would buy or sell covered MBS call spread options in situations where mortgage-backed securities are expected to underperform like-duration Treasury securities.

PAGE 116
APPENDIX E

DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares in a fund to meet long-term goals.

Dollar-cost averaging

___________________________________________________________________
Regular             Market Price            Shares
Investment          of a Share              Acquired
 $100                $6.00                    16.7
  100                 4.00                    25.0
  100                 4.00                    25.0
  100                 6.00                    16.7
  100                 5.00                    20.0
 $500               $25.00                   103.4

Average market price of a share over 5 periods:
$5.00 ($25.00 divided by 5).
The average price you paid for each share:
$4.84 ($500 divided by 103.4).

PAGE 117
STATEMENT OF DIFFERENCES

Difference                          Description

1)   The layout is different        1)   Some of the layout in the
     throughout the prospectus.          prospectus to shareholders
                                         is in two columns.

2)   The layout is different        2)   Some of the layout in the
     throughout the annual report.       annual report to
                                         shareholders is in two
                                         columns.

3)   Headings.                      3)   The headings in the
                                         annual report and
                                         prospectus are placed
                                         in a strip at the top
                                         of the page.

4)   Changes in financial           4)   Some of the figures
     information                         under financial
                                         highlights have been
                                         adjusted.

5)   There are pictures, icons      5)   Each picture, icon and
     and graphs throughout the           graph is described in
     annual report and prospectus.       parenthesis.

6)   Footnotes for charts and       6)   The footnotes for each
     graphs are described at             chart or graph are typed
     the left margin.                    below the description of
                                         the chart or graph.